As filed with the Securities and Exchange Commission
                               On October 31, 2005


                                                              File Nos. 33-12988
                                                                       811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 62                 X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 64                         X

                        THE ALLIANCEBERNSTEIN PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)
                1345 Avenue of the Americas, New York, N.Y. 10105
                          (800) 221-5672 (Registrant's
                     Telephone Number, including Area Code)

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)

                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)
[_] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 62 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares as applicable of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy. No information in the Registrant's Registration Statement relating to Class A, Class B, Class C Class R, Class K, Class I and Advisor Class shares of AllianceBernstein Growth Fund is incorporated by reference herein.

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Wealth Strategies (sm)

Portfolio Solutions Designed to Balance Risk and Return


December __, 2005


Wealth Strategies

> Wealth Appreciation Strategy

> Balanced Wealth Strategy

> Wealth Preservation Strategy


Tax-Managed Wealth Strategies

> Wealth Appreciation Strategy

> Balanced Wealth Strategy

> Wealth Preservation Strategy


PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-----------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
-----------------------------


2



TABLE OF CONTENTS
--------------------------------------------------------------
                                                         Page

RISK/RETURN SUMMARY                                        3
AllianceBernstein Wealth Appreciation Strategy             4
AllianceBernstein Balanced Wealth Strategy                 6
AllianceBernstein Wealth Preservation Strategy             8
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                                   10
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                         12
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                                   14

SUMMARY OF PRINCIPAL RISKS                                16

PRINCIPAL RISKS BY STRATEGY                               18

FEES AND EXPENSES OF THE STRATEGIES                       19

INVESTING IN THE STRATEGIES                               23
How To Buy Shares                                         23
The Different Share Class Expenses                        24
Sales Charge Reduction Programs                           25
CDSC Waivers and Other Programs                           26
The "Pros" and "Cons" of Different Share Classes          27
Payments To Financial Advisors and Their Firms            27
How To Exchange Shares                                    29
How To Sell or Redeem Shares                              29
Frequent Purchases and Redemptions of
  Strategy Shares                                         29
How The Strategies Value Their Shares                     31

GLOSSARY                                                  31

DESCRIPTION OF THE STRATEGIES                             32
Investment Objectives and Principal Policies              32
Description of Additional Investment Practices            40
Additional Risk Considerations                            49

PORTFOLIO HOLDINGS                                        63

MANAGEMENT OF THE STRATEGIES                              63
Adviser                                                   63
Portfolio Manager                                         64
Legal Proceedings                                         64
Performance of Equity and Fixed Income
  Investment Teams                                        65

DIVIDENDS, DISTRIBUTIONS AND TAXES                        69

CONVERSION FEATURE                                        70

GENERAL INFORMATION                                       70

FINANCIAL HIGHLIGHTS                                      71


The Strategies' investment adviser is Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than [___] mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Wealth Strategies(SM). Three of the Strategies currently seek to achieve their investment objective by investing in portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios"). The Tax-Managed Strategies currently invest directly in securities. You will find additional information about each Strategy, including the Underlying Portfolios, after this Summary.

The Risk/Return Summary describes each Strategy's objectives, principal investment strategies, principal risks and fees. Each Strategy's Summary page includes a short discussion of some of the principal risks of investing in that Strategy. A further discussion of these and other risks begins on page 16.

More detailed descriptions of the Strategies, including the risks associated with investing in the Strategies, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table showing its average annual returns, before and after taxes, and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each relevant Strategy by showing:

o how the Strategy's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Strategy if the Strategy is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Strategy's performance from year to year over 10 years (or over the life of the Strategy if the Strategy is less than 10 years old).

A Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Strategies.



3


AllianceBernstein Wealth Appreciation Strategy
------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class      Underlying Portfolio         Targeted Blend
------------------------------------------------------------
Stock            U.S. Large Cap Growth            24.00%
------------------------------------------------------------
                 U.S. Value                       24.00%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Growth         7.50%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Value          7.50%
------------------------------------------------------------
                 International Growth             13.50%
------------------------------------------------------------
                 International Value              13.50%
------------------------------------------------------------
Real Estate      Global Real Estate Investment    10.00%
------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, Alliance efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using the fundamental value investment discipline of Alliance's Bernstein unit ("Bernstein"). In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing primarily in U.S. companies and the remaining 30% in Underlying Portfolios investing primarily in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blend.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk and pooled investment risk.



4


AllianceBernstein Wealth Appreciation Strategy (continued)
------------------------------------------------------------------------------


The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

Bar Chart
-------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [___]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

   n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a
----------------------------------------------------------------
   95     96    97    98    99    00    01    02    03    04

                                       Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [___]%, [___] quarter, [____]; and Worst quarter was down [___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                           Past            Since
                                          1 Year**       Inception**
--------------------------------------------------------------------
Class A***      Return Before Taxes       [____]%         [____]%
                ----------------------------------------------------
                Return After Taxes
                on Distributions          [____]%         [____]%
                ----------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Strategy Shares   [____]%         [____]%
--------------------------------------------------------------------
Class B         Return Before Taxes       [____]%         [____]%
--------------------------------------------------------------------
Class C         Return Before Taxes       [____]%         [____]%
--------------------------------------------------------------------
Advisor         Return Before Taxes
Class****                                 [____]%         [____]%
--------------------------------------------------------------------
[Index]         (reflects no deduction
                for fees, expenses
                or taxes)                 [____]%         [____]%
--------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares, Class B shares, Class C shares and Advisor Class shares is 9/2/03.

***  After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

     -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.



5


AllianceBernstein Balanced Wealth Strategy
------------------------------------------------------------------------------

OBJECTIVE:


The Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



Asset Class      Underlying Portfolio         Targeted Blend
------------------------------------------------------------
Stock            U.S. Large Cap Growth             15.50%
------------------------------------------------------------
                 U.S. Value                        15.50%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Growth          3.75%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Value           3.75%
------------------------------------------------------------
                 International Growth               8.25%
------------------------------------------------------------
                 International Value                8.25%
------------------------------------------------------------
Real Estate      Global Real Estate Investment     10.00%
------------------------------------------------------------
Bond             High-Yield                         7.00%
------------------------------------------------------------
                 Intermediate Duration             28.00%
------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in Real Estate Investment Trusts ("REITS") is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest primarily in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


6


AllianceBernstein Balanced Wealth Strategy (continued)
------------------------------------------------------------------------------

In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock.

Normally, the Strategy targets a 60% weighting for Underlying Portfolios that invest primarily in equity securities and a 40% weighting for Underlying Portfolios that invest primarily in debt securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend.

Information relating to the Principal Investment Strategies and of each Underlying Portfolio appear below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk, and pooled investment risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [___]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

   n/a    n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a
-----------------------------------------------------------------
   95     96    97    98    99    00    01    02     03    04

                                       Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [___]%, [___] quarter, [____]; and Worst quarter was down [___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                            Past            Since
                                          1 Year**       Inception**
--------------------------------------------------------------------
Class A***       Return Before Taxes       [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions          [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions and
                 Sale of Strategy Shares   [____]%        [____]%
--------------------------------------------------------------------
Class B          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Class C          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Advisor          Return Before Taxes
Class****                                  [____]%        [____]%
--------------------------------------------------------------------
[Index]          (reflects no deduction
                 for fees, expenses,
                 or taxes)                 [____]%        [____]%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares, Class B shares, Class C shares and Advisor Class shares is 9/2/03.

***  After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.



7


AllianceBernstein Wealth Preservation Strategy
------------------------------------------------------------------------------

OBJECTIVE:


The Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class      Underlying Portfolio         Targeted Blend
------------------------------------------------------------
Stock            U.S. Large Cap Growth              7.50%
------------------------------------------------------------
                 U.S. Value                         7.50%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Growth          1.25%
------------------------------------------------------------
                 U.S. Small/Mid-Cap Value           1.25%
------------------------------------------------------------
                 International Growth               3.75%
------------------------------------------------------------
                 International Value                3.75%
------------------------------------------------------------
Real Estate      Global Real Estate Investment     10.00%
------------------------------------------------------------
Bond             Inflation Protected Securities    10.00%
------------------------------------------------------------
                 Intermediate Duration             27.50%
------------------------------------------------------------
Short            Short-term Duration               27.50%
Duration
Bond
------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in REITS is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, Alliance efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest primarily in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


8


AllianceBernstein Wealth Preservation Strategy (continued)
------------------------------------------------------------------------------

In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for Underlying Portfolios that invest primarily in debt securities and a 30% weighting for Underlying Portfolios that invest in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest primarily in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [___]%.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

   n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a    n/a
-----------------------------------------------------------------
   95     96    97    98    99    00    01    02     03    04

                                       Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [___]%, [___] quarter, [____]; and Worst quarter was down [___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                            Past            Since
                                          1 Year**       Inception**
--------------------------------------------------------------------
Class A***       Return Before Taxes       [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions          [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions and
                 Sale of Strategy Shares     [____]%        [____]%
--------------------------------------------------------------------
Class B          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Class C          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Advisor          Return Before Taxes
Class****                                  [____]%        [____]%
--------------------------------------------------------------------
[Index]          (reflects no deduction
                 for fees, expenses,
                 or taxes)                 [____]%        [____]%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares, Class B shares, Class C shares and Advisor Class shares is 9/2/03.

***  After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

     -- Are estimates based on the highest historical individual federal margin al income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.



9


AllianceBernstein Tax-Managed Wealth Appreciation Strategy
--------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in non-U.S. companies. Alliance will allow the relative weightings of the Strategies' growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, Alliance will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.



10


AllianceBernstein Tax-Managed Wealth Appreciation Strategy (continued)
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [___]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


   n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a
----------------------------------------------------------------
   95     96    97    98    99    00    01    02    03    04

                                       Calendar Year End (%)

You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [___]%, [___] quarter, [____]; and Worst quarter was down [___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                            Past            Since
                                          1 Year**       Inception**
--------------------------------------------------------------------
Class A***       Return Before Taxes       [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions          [____]%        [____]%
                 ---------------------------------------------------
                 Return After Taxes
                 on Distributions and
                 Sale of Strategy Shares   [____]%        [____]%
--------------------------------------------------------------------
Class B          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Class C          Return Before Taxes       [____]%        [____]%
--------------------------------------------------------------------
Advisor          Return Before Taxes
Class****                                  [____]%        [____]%
--------------------------------------------------------------------
[Index]          (reflects no deduction
                 for fees, expenses,
                 or taxes)                 [____]%        [____]%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares, Class B shares, Class C shares and Advisor Class shares is 9/2/03.

***  After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

     -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.



11



AllianceBernstein Tax-Managed Balanced Wealth Strategy
-------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds").

Normally, the Strategy targets an approximately equal weighting for equity securities and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted debt/ equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.



12


AllianceBernstein Tax-Managed Balanced Wealth Strategy (continued)
------------------------------------------------------------------------------

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [___]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


 26.50   11.10   13.80   24.87   14.86   -2.21   -14.49   -13.39    17.51
---------------------------------------------------------------------------------------
  95       96      97      98      99      00       01       02       03       04

                                                          Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [____]%, [___] quarter, [____]; and Worst quarter was down -[___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               Past         Past          Past
                                              1 Year       5 Years      10 Years
-------------------------------------------------------------------------------------
Class A**         Return Before Taxes        [____]%       [____]%       [____]%
                 --------------------------------------------------------------------
                  Return After Taxes
                  on Distributions           [____]%       [____]%       [____]%
                 --------------------------------------------------------------------
                  Return After Taxes
                  on Distributions and
                  Sale of Strategy
                  Shares                     [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Class B           Return Before Taxes        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Class C           Return Before Taxes        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Advisor
Class***          Return Before Taxes        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Lehman 5-yr       (reflects no deduction
Gen'l Obl.        for fees, expenses,
Muni Bond         or taxes)
Index                                        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
50% S&P           (reflects no deduction
500/ 50%          for fees, expenses,
Lehman 5-yr       or taxes)
Gen'l Bond
lndex                                        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**  After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

     -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.


13


AllianceBernstein Tax-Managed Wealth Preservation Strategy
-------------------------------------------------------------------------------

OBJECTIVE:


The Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for tax-exempt debt securities and a 30% weighting for equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, Alliance will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.



14


AllianceBernstein Tax-Managed Wealth Preservation Strategy (continued)
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [__]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


 18.85    6.95   11.69    14.07    4.61    5.33    -4.08    0.22     8.72
---------------------------------------------------------------------------------------
  95       96      97      98      99      00       01       02       03       04

                                                          Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [___]%, [___] quarter, [____]; and Worst quarter was down -[___]%, [___] quarter, [____].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                              Past         Past           Past
                                             1 Year       5 Years       10 Years
-------------------------------------------------------------------------------------
Class A**         Return Before Taxes        [____]%       [____]%       [____]%
                 --------------------------------------------------------------------
                  Return After Taxes
                  on Distributions           [____]%       [____]%       [____]%
                 --------------------------------------------------------------------
                  Return After Taxes
                  on Distributions and
                  Sale of Strategy
                  Shares                     [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Class B           Return Before Taxes        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Class C           Return Before Taxes        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Advisor           Return Before Taxes
Class***                                     [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
Lehman 5-yr       (reflects no deduction
Gen'l Obl.        for fees, expenses,
Muni Bond         or taxes)
Index                                        [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------
70% Lehman        (reflects no deduction
5-yr Gen'l Obl.   for fees, expenses,
Muni Bond         or taxes)
lndex / 30%
S&P 500                                      [____]%       [____]%       [____]%
-------------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**  After-tax returns:

    -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because those Classes have higher expense ratios;

    -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

    -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*** Advisor Class performance information is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.


15


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's portfolio as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. The Strategies will indirectly be subject to the risks of any Underlying Portfolios in which they invest. The Strategies could be subject to additional principal risks because the types of investments made by the Strategies can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Strategies, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Strategies is subject to market risk.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Strategy's investments in fixed-income (i.e., debt) securities either directly or indirectly through investments in Underlying Portfolios. Increases in interest rates may cause the value of fixed-income securities to decline and this decrease in value may not be offset by higher interest income from new investments. Because the Underlying Portfolios may invest in debt securities such as bonds, notes and asset-backed securities, each of the Strategies is subject to interest rate risk.

Even the AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy are subject to interest rate risk despite the fact that they invest, either directly or through Underlying Portfolios, substantial portions of their assets in high quality debt securities. Interest rate risk is generally greater, however, for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because they may invest, either directly or through Underlying Portfolios, significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

Interest rate risk is generally greater for Strategies that invest to a material extent, either directly or through Underlying Portfolios, in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. The values of mortgage-related and asset-backed securities are affected more by changes in interest rates because when interest rates rise, the maturities of these securities tend to lengthen. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Strategies must reinvest their assets in debt securities with lower interest rates.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Strategies because they invest, either directly or through Underlying Portfolios, in fixed-income securities, and it may be particularly significant for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because, when Alliance believes that conditions favoring such securities are compelling, they may invest significantly, either directly or through Underlying Portfolios, in lower-rated securities. As a result of their investments, either directly or through Underlying Portfolios, in non-U.S. securities, the Strategies are also subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in non-U.S. countries. Strategies investing, either directly or through Underlying Portfolios, in non-U.S. securities may experience more rapid and extreme changes in value than Strategies with investments solely in securities of U.S. companies. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Strategy's investments, either directly or through Underlying Portfolios, in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Strategy could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. currencies may negatively affect the value of a Strategy's investments. Each of the Strategies will be subject to this risk because each may invest, either directly or through Underlying Portfolios, in non-U.S. securities.

LEVERAGING RISK


When a Strategy borrows money or otherwise leverages its portfolio, the value of an investment in that Strategy will be more volatile and all other risks will tend to be compounded. Each of the Strategies may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

DERIVATIVES RISK

Each of the Strategies may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases


16


opportunities for gain but also involves greater risk. Generally, however, the Strategies, or the Underlying Portfolios, use derivatives as direct investments to earn income and broaden Strategy diversification, which entails greater risk than if derivatives were used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous price. Each Strategy is subject to liquidity risk because its non-U.S. investments and securities involving substantial market and/or credit risk can be hard to sell.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Strategy's investments, either directly or through Underlying Portfolios, in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

MUNICIPAL MARKET RISK

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular states or municipalities, including economic, political or regulatory developments or terrorism. A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

MANAGEMENT RISK

Each Strategy is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended result.

POOLED INVESTMENT RISK


The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy invest in Underlying Portfolios managed by Alliance. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. Alliance is committed to minimizing such impact on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. Alliance will at all times monitor the impact on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.



17


PRINCIPAL RISKS BY STRATEGY
-------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Strategy. Risks not marked for a particular Strategy may, however, still apply to some extent to that Strategy at various times.


                           Interest         Non-U.S.                                            Capital- Municipal Manage-  Pooled
                   Market    Rate   Credit Investment Currency Leveraging Derivatives  Liquidity ization   Market   ment  Investment
Strategy            Risk     Risk    Risk     Risk      Risk      Risk       Risk        Risk      Risk      Risk    Risk    Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth
  Appreciation
  Strategy            o        o                o         o         o         o           o         o                  o        o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy            o        o       o        o         o         o         o           o         o                  o        o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Wealth
  Preservation
  Strategy            o        o       o        o         o         o         o           o         o                  o        o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Wealth
  Appreciation
  Strategy            o                         o         o         o         o           o         o                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Balanced Wealth
  Strategy            o        o       o        o         o         o         o           o         o         o        o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Tax-Managed
  Wealth
  Preservation
  Strategy            o        o       o        o         o         o         o           o         o         o        o
------------------------------------------------------------------------------------------------------------------------------------



18


FEES AND EXPENSES OF THE STRATEGIES
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategies.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                          Class A        Class B        Class C     Advisor Class
                                                           Shares         Shares         Shares         Shares
                                                        ------------   ------------   ------------   ------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%(a)        None           None           None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                               None(a)         4.00%*(a)      1.00%**(a)     None

Exchange Fee                                                None            None           None           None


(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing In The Strategies-CDSC Waivers And Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information ("SAI").

* Class B shares automatically convert to Class A shares after eight years. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

**  For Class C shares, the CDSC is 0% after the first year.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including, for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy, Underlying Portfolio fees) that you may pay if you buy and hold shares of a Strategy. Each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in the Strategy for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. They also assume that your investment has a 5% return each year, that the Strategy's or the Underlying Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy are based on the estimated Total Annual Strategy and Underlying Portfolios Net Expenses and such expenses without waivers and/or expense reimbursements thereafter. If the Examples reflected only the Net Expenses of such Strategies, the expenses would be lower.



19




                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Wealth Appreciation                                            Advisor
Strategy                      Class A    Class B    Class C     Class
                              -------   --------   --------   --------
Management Fees                  .65%       .65%       .65%       .65%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%      1.00%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Estimated Indirect
  Expenses of Underlying
  Portfolio (a)               [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====



                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A      Class B     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years         $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]



                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Balanced Wealth                                               Advisor
Strategy                      Class A    Class B    Class C    Class
                              -------   --------   --------   --------
Management Fees                  .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%      1.00%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Estimated Indirect
  Expenses of Underlying
  Portfolio (a)               [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====



                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A      Class B     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years         $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]


                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Wealth Preservation                                           Advisor
Strategy                      Class A    Class B    Class C    Class
                              -------   --------   --------   --------
Management Fees                  .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%      1.00%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Estimated Indirect
  Expenses of Underlying
  Portfolio (a)               [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====



                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A      Class B     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years          $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years         $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]


                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Wealth                                            Advisor
Appreciation Strategy         Class A    Class B    Class C    Class
                              -------   --------   --------   --------
Management Fees                  .65%       .65%       .65%       .65%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%      1.00%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Waiver and/or Expense
  Reimbursement (b)           [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====



                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A     Class B*     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years(c)       $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years(c)       $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years(c)      $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]



Please refer to the footnotes on page 21.



20




                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Balanced                                          Advisor
Wealth Strategy               Class A    Class B    Class C    Class
                              -------   --------   --------   --------
Management Fees                  .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%      1.00%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Waiver and/or Expense
  Reimbursement (b)           [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====




                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A     Class B*     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years (c)      $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years (c)      $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years (c)     $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]



                             Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Wealth                                            Advisor
Preservation Strategy          Class A    Class B    Class C    Class
                              -------   --------   --------   --------
Management Fees                  .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                   .30%    [____]%      1.00%      None
Transfer Agency Fees          [____]%    [____]%    [____]%    [____]%
Other Expenses                [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Total Fund Operating
  Expenses                    [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====
Waiver and/or Expense
  Reimbursement (b)           [____]%    [____]%    [____]%    [____]%
                              -----      -----      -----      -----
Net Expenses                  [____]%    [____]%    [____]%    [____]%
                              =====      =====      =====      =====



                                            Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                       Class A     Class B*     Class B**     Class C*    Class C**      Class
                      ---------    ---------    ---------    ---------    ---------    ---------
After 1 Year           $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 3 Years (c)      $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 5 Years (c)      $[____]      $[____]      $[____]      $[____]      $[____]      $[____]
After 10 Years (c)     $[____]      $[____](d)   $[____](d)   $[____]      $[____]      $[____]


*  Assumes redemption at end of period.

**  Assumes no redemption at end of period.

(a) Estimated indirect expenses of Underlying Portfolios are based upon the allocation of the Strategy's assets among the Underlying Portfolios, as well as estimated expenses of the Underlying Portfolios, and may be higher or lower than those shown above.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by Alliance for additional one-year terms.

(c) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Strategy expenses is not extended beyond the end of the Strategy's current fiscal year.

(d)  Assumes Class B shares convert to Class A shares after eight years.


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                             AllianceBernstein Wealth Appreciation Strategy
-----------------------------------------------------------------------------------------------------------------
                                   Hypothetical                         Hypothetical Expenses     Hypothetical
              Hypothetical          Earnings            Investment        (Current Expense           Ending
Year           Investment          Performance         After Returns        Ratio =[_____])        Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]




21




                                 AllianceBernstein Balanced Wealth Strategy
-----------------------------------------------------------------------------------------------------------------
                                   Hypothetical                         Hypothetical Expenses     Hypothetical
              Hypothetical           Earnings           Investment        (Current Expense           Ending
Year           Investment          Performance         After Returns       Ratio = [____]%)        Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]



                             AllianceBernstein Wealth Preservation Strategy
-----------------------------------------------------------------------------------------------------------------
                                   Hypothetical                        Hypothetical Expenses      Hypothetical
              Hypothetical          Earnings            Investment        (Current Expense           Ending
Year           Investment          Performance         After Returns       Ratio = [____]%)        Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]



                        AllianceBernstein Tax-Managed Wealth Appreciation Strategy
-----------------------------------------------------------------------------------------------------------------
                                   Hypothetical                           Hypothetical Expenses   Hypothetical
              Hypothetical           Earnings            Investment        (Current Expense          Ending
Year           Investment          Performance          After Returns        Ratio [____]%)        Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]



                            AllianceBernstein Tax-Managed Balanced Wealth Strategy
-----------------------------------------------------------------------------------------------------------------
                                   Hypothetical                          Hypothetical Expenses    Hypothetical
              Hypothetical          Earnings            Investment         (Current Expense          Ending
Year           Investment          Performance         After Returns        Ratio [____]%)         Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]



                        AllianceBernstein Tax-Managed Wealth Preservation Strategy
-----------------------------------------------------------------------------------------------------------------
                                  Hypothetical                          Hypothetical Expenses     Hypothetical
              Hypothetical          Earnings            Investment        (Current Expense          Ending
Year           Investment          Performance         After Returns        Ratio [____]%)         Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1             $10,000.00           $   500.00           $10,500.00           $[________]          $[________]
2             $[________]          $[________]          $[________]          $[________]          $[________]
3             $[________]          $[________]          $[________]          $[________]          $[________]
4             $[________]          $[________]          $[________]          $[________]          $[________]
5             $[________]          $[________]          $[________]          $[________]          $[________]
6             $[________]          $[________]          $[________]          $[________]          $[________]
7             $[________]          $[________]          $[________]          $[________]          $[________]
8             $[________]          $[________]          $[________]          $[________]          $[________]
9             $[________]          $[________]          $[________]          $[________]          $[________]
10            $[________]          $[________]          $[________]          $[________]          $[________]
-----------------------------------------------------------------------------------------------------------------
Cumulative                         $[________]                               $[________]




22


INVESTING IN THE STRATEGIES
-------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

-- Initial:                      $ 2,500
-- Subsequent:                   $    50


* These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

-- Class A shares                   None
-- Class B shares             $  100,000
-- Class C shares             $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans.

Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o  SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.


Required Information

A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a


23


U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

-------------------------------------------------------------------------------

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of the Prospectus.

-------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is:

                    Distribution and/or Service
                      (Rule  12b-1) Fee (as a
                      Percentage of Aggregate
                     Average Daily Net Assets)
                   -----------------------------
Class A                        0.30%*
Class B                        1.00%
Class C                        1.00%
Advisor Class                   None

* The Rule 12b-1 plan for Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit such payments to 0.30% of such assets.


Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of the Strategy through the plan are subject to a 1% CDSC upon redemption.


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase                  CDSC
-------------------                 -----
First                                4.0%
Second                               3.0%
Third                                2.0%
Fourth                               1.0%
Fifth and thereafter                 None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Strategy.


24



-------------------------------------------------------------------------------

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

-------------------------------------------------------------------------------


Advisor Class Shares--Fee Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US--Investors" and then "Reducing or eliminating sales charges"). More information on Breakpoints and other sales charge waivers is available in the Strategies' SAI.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

o all of the shareholder's accounts at the Strategies or a financial intermediary;

o  any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

-------------------------------------------------------------------------------

You Can Reduce Sales Charges
When Buying Class A Shares

-------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Strategies

The Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                   Initial Sales Charge
                               ------------------------------
                                 As % of           As % of
                                Net Amount         Offering
Amount Purchased                 Invested           Price
-----------------              -------------    -------------
Up to $100,000                     4.44%            4.25%
$100,000 up to $250,000            3.36             3.25
$250,000 up to $500,000            2.30             2.25
$500,000 up to $1,000,000          1.78             1.75
$1,000,000 and above               0.00             0.00


Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Strategy with the value of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o  the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.


25


Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Strategies offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares--Sales at NAV

The Strategies may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:


o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

-------------------------------------------------------------------------------

Here Are Some Ways To Avoid Or Minimize
Charges On Redemption

-------------------------------------------------------------------------------

CDSC Waivers

The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o  permitted exchanges of shares;

o  following the death or disability of a shareholder; or

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Strategy thorough pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Strategy's SAI for more details.


Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Strategy at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.


26


Systematic Withdrawal Plan


The Strategies offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

-------------------------------------------------------------------------------

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

-------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

-------------------------------------------------------------------------------

Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- upfront sales commissions
- 12b-1 fees
- additional distribution support
- defrayal of costs for educational seminars and training
- payments related to providing shareholder recordkeeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.

-------------------------------------------------------------------------------


Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein


27


Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell
AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" in the Prospectus.

-------------------------------------------------------------------------------

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

-------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


   A.G. Edwards
   AIG Advisor Group
   American Express Financial Advisors
   AXA Advisors
   Bank One Securities Corp.
   BNY Investment Center
   Charles Schwab
   Chase Investment Services
   Citigroup Global Markets
   Commonwealth Financial
   IFMG Securities
   ING Advisors Network
   Legg Mason
   Lincoln Financial Advisors
   Linsco Private Ledger
   Merrill Lynch
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   NPH Holdings
   PFS Investments
   Piper Jaffray
   Raymond James
   RBC Dain Rauscher
   Securities America
   Sun Trust Bank
   UBS Financial
   Uvest Financial Services
   Wachovia Securities
   Wells Fargo



28



Although the Strategies may use brokers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

o  Selling Shares Through Your Broker or other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

o  Selling Shares Directly to the Strategy
By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

Alliance Global Investor Services
P.O. Box 786003
San Antonio, TX 78278-6003

o  For certified or overnight deliveries, send to:

Alliance Global Investor Services
8000 IH 10 W, 4th floor
San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative


29


costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Each Strategy may invest significantly in (or invest in Underlying Portfolios that invest significantly in) foreign securities. As a result, the Strategies may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they invest in certain fixed-income securities, such as high yield bonds, asset-backed securities or municipal bonds, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares.

This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The


30


Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES


Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. For those strategies that invest in Underlying Portfolios, the Strategy's NAV is based on the NAV of the Underlying Portfolios in which it invests. For purposes of this discussion, reference to the Strategies include the Underlying Portfolios which have adopted the same policies. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board of Trustees of the Strategies. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.


GLOSSARY
-------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.


31


Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o  ARMS, which are adjustable-rate mortgage securities;

o  SMRS, which are stripped mortgage-related securities;

o  CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.


Net assets means a Strategy's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.


DESCRIPTION OF THE STRATEGIES
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal strategies and risks. Of course, there can be no assurance that any Strategy will achieve its investment objective.

Please note that:

o Additional discussion of the Strategies' investments, including the risks of the investments, can be found in the discussion under "Description of Additional Investment Practices" following this section.

o Additional descriptions of each Strategy's strategies, investments and risks can be found in the Strategies' SAI.

o Except as noted, the Strategies' investment objectives and policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's portfolio after they are purchased by the Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

Each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy seek to achieve their investment objectives by investing in a combination of Underlying Portfolios. A description of each Underlying Portfolio can be found beginning on page 51.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY

AllianceBernstein Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, Alliance efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.



32


Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, Alliance normally targets a blend of Underlying Portfolios investing in approximately 70% in equities of U.S. companies and the remaining 30% in equities of non-U.S. companies. Alliance will also allow the relative weightings of the geographical subcomponents of the Strategy's investments in Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when Alliance believes that conditions favoring Underlying Portfolios investing in U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy towards the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy's targeted blend is an equal weighting of investments in growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing in U.S. companies and the remaining 30% in Underlying Portfolios investing in companies outside the United States. Alliance will allow investments in growth and value style Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

The Strategy may use derivatives, such as options, futures, forwards and swaps.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The Strategy invests in Underlying Portfolios with equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets its investments in Underlying Portfolios to achieve a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic



33



regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy generally allocates 60% of its net assets to Underlying Portfolios investing in equity securities and 40% of its net assets to Underlying Portfolios investing in debt securities with a goal of providing moderate upside potential without excessive volatility. By investing in the Underlying Portfolios, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50% each). Alliance will also allow the percentage of the Strategy's net assets invested in Underlying Portfolios to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component in Underlying Portfolios investing across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in Underlying Portfolios investing in equities of U.S. companies and the remaining 30% in Underlying Portfolios investing in equities of non-U.S. companies. Alliance will also allow the relative weightings of these geographical subcomponents of the Strategy's investment in Underlying Portfolios to vary in response to markets, but ordinarily only by (t)5% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 60% weighting for investments in Underlying Portfolios investing in equity securities and a 40% weighting for investments in Underlying Portfolios investing in debt securities. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios investing primarily in equity and debt securities, respectively, to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In selecting fixed-income investments for the Underlying Portfolios Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Underlying Portfolios, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios will invest in debt securities of primarily investment grade (including cash and money market instruments),



34



but may also include preferred stock and, when Alliance believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in Underlying Portfolios investing in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance.

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The Strategy invests in a portfolio of Underlying Portfolios investing in equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios investing in equity securities and 70% in Underlying Portfolios investing in debt securities with a goal of providing reduced volatility and modest upside potential. By investing in the Underlying Portfolios, Alliance efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50% each). Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in Underlying Portfolios that invest in equities of U.S. companies and the remaining 30% in Underlying Portfolios that invest in equities of non-U.S. companies. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the Strategy's net assets toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial


35


models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


Normally, the Strategy's targeted blend is a 70% weighting for Underlying Portfolios investing in debt securities and a 30% weighting for Underlying Portfolios investing in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style allocated to Underlying Portfolios that invest in U.S. companies and the remaining 30% allocated to Underlying Portfolios that invest in non-U.S. companies. Alliance will allow the relative weightings of these geographical subcomponents to vary, but only within by (+/-)5% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-indexed bonds). In selecting debt securities these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios, in which the Strategy invests, will invest in fixed-income securities of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

The Tax-Managed Strategies currently seek to achieve their investment objectives by investing directly in securities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy invests in an equity portfolio that is designed as a solution for investors who seek tax efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, Alliance efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies. Normally, Alliance's targeted blend for the Strategy is an equal weighting of growth and value stocks. Alliance will allow the relative weightings of the Strategy's growth and value components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond



36



those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, the Strategy blends each style component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of non-U.S. companies. Alliance will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by 65% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, Alliance will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward currency exchange contracts;

o  purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities, and purchase exchange-traded call and put options on common stocks;

o  make short sales of securities or maintain a short position;

o  invest in rights or warrants;

o  invest up to 15% of its net assets in illiquid securities;

o  make loans of portfolio securities;

o  invest in the securities of other investment companies;

o  enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of growth and value stocks. Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States.



37



Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 50% weighting for equity securities and a 50% weighting for debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends (currently, that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). Subject to that tax requirement, Alliance will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the ranges may expand to 10% of the portfolio. In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

In selecting tax-exempt fixed-income investments for the Strategy, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include, when Alliance believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI.

The Strategy will at all times hold at least 40% of its total assets in common stocks and securities and convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset class will always comprise at least 10%, but never more than 60%, of the its total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, Alliance will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.


The Strategy also may:


38


o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;


o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o  enter into interest rate transactions;

o  purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities, and purchase exchange-traded call and put options on common stocks;

o  make short sales of securities or maintain a short position;

o  invest in rights or warrants;

o  invest up to 15% of its net assets in illiquid securities;

o  make loans of portfolio securities;

o  invest in the securities of other investment companies;

o  enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of growth and value stocks. Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of non-U.S. companies. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the portfolio.


The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own


39


earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


Normally, the Strategy targets a 70% weighting for tax-exempt debt securities and a 30% weighting for equity securities. Alliance will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring one investment style are compelling, the foregoing ranges may expand to 10% of the portfolio.

In selecting tax-exempt fixed-income investments for the Strategy, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. The Strategy will at all times hold at least 40% of its total assets in tax-exempt, investment grade, fixed-income securities, each having a duration less than that of a 10-year Treasury bond. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, for mortgage-backed or asset-backed securities, and non-U.S. and U.S. interest rates). The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Strategy's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

TAX-MANAGED INVESTING

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, Alliance will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. Alliance may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, Alliance will generally sell the stock with the highest cost basis first. When liquidating holdings, Alliance may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o  enter into interest rate transactions;

o  purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities and purchase exchange-traded call and put options on common stocks;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o  invest in rights or warrants;

o  invest up to 15% of its net assets in illiquid securities;

o  make loans of portfolio securities;

o  invest in the securities of other investment companies;

o  enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain additional investment practices of the Strategies together with associated risks. The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy may engage indirectly in one or more of the following investment practices listed below by investing in Underlying Portfolios. For the purposes of this discussion, references to a Strategy include a Underlying Portfolio. The AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Appreciation Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy may engage directly in one or more of the following investment practices.


Derivatives. The Strategies may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset,


40


reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Strategies to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Strategies may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Strategy shareholders. A Strategy may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Strategy's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Strategy.

Derivatives Used by the Strategies. The following describes specific derivatives that one or more of the Strategies may use.

Forward Currency Exchange Contracts. A Strategy may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Strategy may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Strategy will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Strategy's transactions in that currency. When a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Strategy's portfolio securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Strategy will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of


41


making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Strategy may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Strategy believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Strategy are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Strategy than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Strategy to hedge against a devaluation that is so generally anticipated that the Strategy is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Strategy may purchase options on futures contracts written or purchased by a Strategy that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Strategy's portfolio securities or adversely affect the prices of securities which the Strategy intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Strategy could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Strategy's position, the Strategy may forfeit the entire amount of the premium plus related transaction costs. For Strategies that may invest in options on currencies, see the Strategy's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Strategy does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Strategy owns or has the right to acquire. A Strategy would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss equal to the premium paid for the option.

If an option written by a Strategy were exercised, the Strategy would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Strategy at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Strategy retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Strategy's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Strategy in negotiated transactions are illiquid and it may not be possible for the Strategy to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Strategies may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle


42


holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Strategies will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Strategies may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


The Strategies will acquire covered warrants issued by entities deemed to be creditworthy by Alliance, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Strategy's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Strategy is a buyer and no credit event occurs, the Strategy may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Strategy is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

o Interest Rate Swaps Caps and Floors. Each Strategy except AllianceBernstein Tax-Managed Wealth Appreciation Strategy may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Strategy anticipates purchasing at a later date. A Strategy does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive


43


interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

A Strategy may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Strategy. Each Strategy except AllianceBernstein Tax-Managed Wealth Appreciation Strategy may enter into interest rate swaps involving payments in the same currency or different currencies. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a Strategy entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Strategy's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Strategy, if the Strategy covers the transaction or segregates sufficient liquid assets.


The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if Alliance does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.


Mortgage-Backed Securities and Related Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Strategy that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.


44


Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Adjustable Rate Securities. Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Lower-Rated Securities. The AllianceBernstein Tax-Managed Balanced Wealth Strategy may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("Lower-Rated Securities"). The Strategy will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

As with other fixed-income securities, Lower-Rated Securities are subject to credit risk and market risk and their yields may fluctuate. Lower-Rated Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. The prices of Lower-Rated Securities also are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The capacity of issuers of Lower-Rated Securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. Furthermore, the value and liquidity of Lower-Rated Securities may be diminished by adverse publicity or investor perceptions, whether or not factual. Because Lower-Rated Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Strategies to sell Lower-Rated Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded Lower-Rated Securities may be more difficult to value accurately for the purpose of determining the Strategies' net asset value. In addition, the values of such securities may be more volatile.

Alliance will try to reduce the risk inherent in investment in Lower Rated Securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for Lower-Rated Securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Strategy's securities than would be the case if a Strategy did not invest in Lower-Rated Securities.

In seeking to achieve a Strategy's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Strategy's portfolio will be unavoidable. Moreover, medium-rated securities, Lower-Rated Securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Strategy.

Some Lower-Rated Securities in which the Strategy may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Strategy may be required to reinvest redemption or call proceeds during a period of relatively low interest rates, resulting in a decreased rate of return to the Strategy. The credit ratings issued by Moody's, S&P and Fitch, a description of which is included as Appendix A to the Strategy' SAI, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Lower-Rated Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of Lower-Rated Securities.


45



When a Strategy invests in securities in the lower rating categories, the achievement of the Strategy's goals is more dependent on Alliance's ability than would be the case if the Strategy were investing in higher-rated securities. In the event that the credit rating of a Lower-Rated Security held by a Strategy falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Strategy), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P or Fitch or judged by Alliance to be of comparable quality share some of the speculative characteristics of the Lower-Rated Securities described above.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.


Loans of Strategy Securities. A Strategy may lend portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Strategy may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Strategy any income from the securities. The Strategy may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategy's investment risks. Each Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Strategy may pay reasonable finders', administrative and custodial fees in connection with a loan.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Strategy might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Strategy enters into repurchase agreements.

Rights and Warrants. A Strategy will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Strategy's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the


46


market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Strategy may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when a Strategy believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, a Strategy might be required to complete such when issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Strategy enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Strategy chooses to dispose of the right to acquire a when issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's net asset value.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Strategy may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Strategy's investments in illiquid securities. Rule 144A Securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Strategy.

A Strategy that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Strategy may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.


Municipal Securities. Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to Alliance, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board, Alliance will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid.



47


Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy depends in part on the continuing ability of the issuers of municipal securities in which the Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but Alliance will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, Alliance will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Strategy and the value of the Strategy would be affected. Additionally, Alliance would reevaluate the Strategy's investment objective and policies.


General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Strategy may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Strategy's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Strategy, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Strategy would have to be exercised in order for the Strategy to realize any profit and (ii) the Strategy may not be able to sell currencies or portfolio securities covering an option written by the Strategy until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Strategies will be able to utilize these instruments effectively. In addition, a Strategy's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Strategy for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Strategy is included in the "Financial Highlights" section of this Prospectus. The Strategies are actively managed and, in some cases in response to market conditions, a Strategy's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Strategy and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Future Developments. A Strategy may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Temporary Defensive Position. For temporary defensive purposes, to attempt to respond to adverse market, economic, political or other conditions, each Strategy may reduce its position in


48


equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Strategy) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Strategies that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by non-U.S. governmental entities, companies and supranational organizations. While the Strategies are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Wealth Strategies monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Strategy, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage of the breakdown of the Strategy's investments by country, sector and industry, as applicable. The Strategies' SAI includes a description of the policies and procedures that apply to disclosure of each Strategy's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Strategies involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Each of the Strategies may invest some portion of its assets in securities denominated in non-U.S. currencies. The Strategies receive a corresponding portion of their revenues in non-U.S. currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain non-U.S. currencies relative to the U.S. Dollar. These changes will affect a Strategy's net assets, distributions and income. If the value of the non-U.S. currencies in which a Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in currency hedging transactions, as described above, which involve certain special risks.

Non-U.S. Securities. The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Strategy whose investments include non-U.S. securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on non-U.S. capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures that may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and Alliance will monitor the effect of any such factor or factors on a Strategy's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.

Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in non-U.S. securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S.


49


country and the Strategy's investments. In such events, a Strategy could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Non-U.S. Fixed-Income Obligations. To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

Fixed-Income Securities. The value of each Strategy's shares will fluctuate with the value of its investments. The value of each Strategy's investments in fixed-income securities, will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Strategies may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Securities. The risks of investing in Lower-Rated Securities are described in "Description of Additional Investment
Practices-Lower-Rated Securities" above.

Unrated Securities. Unrated securities will also be considered for investment by the Strategies when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objective and policies.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. Under certain interest rate and prepayment rate scenarios, the Strategy may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Strategy reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


50


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS


The following provides information about the objectives and policies of the Underlying Portfolios. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   c/o Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 786003

By Phone:  For Information:  (800) 221-5672
           For Literature:   (800) 227-4618

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders.


Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.


Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. This policy will not be changed without 60 days' prior written



51



notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $[____] million to almost $[____] billion as of [_______], 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.


The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").


The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and manage-


52


ment further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-


53


national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

Normally, about 60 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.


54


In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.


The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.


The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.


55


The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of [_____], 2005, the index's duration was [____] years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.


To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.


The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o  U.S. Government securities;


56


o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o  floating rate or master demand notes.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(tm) Value Index. While the market capitalizations of companies in the Russell 2500(tm) Value Index ranged from $[__] million to approximately $[__] billion as of [______], 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes,



57



"small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(tm) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(tm) Growth Index ranged from $[__] million to $[__] billion as of [______], 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.


Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF INVESTMENT PRACTICES OF THE UNDERLYING PORTFOLIOS

This section describes the Underlying Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities. Each Underlying Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, an Underlying Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of an Underlying Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Underlying Portfolios' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and


58


derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

Mortgage-Backed Securities and Related Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities. These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Currency Swaps. Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Options and Futures

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by an Underlying Portfolio is "covered" if the Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Portfolio is covered if the Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


59


A call option is used for cross-hedging purposes if an Underlying Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Underlying Portfolio owns or has the right to acquire. An Underlying Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by an Underlying Portfolio were exercised, the Underlying Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Underlying Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. An Underlying Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by an Underlying Portfolio in negotiated transactions are illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Non-U.S. Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and an Underlying Portfolio could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Portfolio's position, the Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Underlying Portfolios that may invest in options on non-U.S. currencies, see the Underlying Portfolios' SAI for further discussion of the use, risks, and costs of options on non-U.S. currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Underlying Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Underlying Portfolio intends to purchase at a later date.

An Underlying Portfolio will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. An Underlying Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Underlying Portfolio and the currencies and futures contracts subject to outstanding options written by the Underlying Portfolio would exceed 50% of its total assets.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, an Underlying Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

An Underlying Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts,


60


options, and forward contracts. If a secondary market does not exist for an option purchased or written by an Underlying Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Underlying Portfolio would have to be exercised in order for the Underlying Portfolio to realize any profit and (ii) the Underlying Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Underlying Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Underlying Portfolios will be able to utilize these instruments effectively. In addition, an Underlying Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to an Underlying Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities. Each Underlying Portfolio may lend portfolio securities amounting to not more than 331/3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. An Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit an Underlying Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, an Underlying Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, an Underlying Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Underlying Portfolio enters into repurchase agreements.

Rights and Warrants. An Underlying Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but an Underlying Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. If Alliance were to forecast incorrectly the direction of exchange rate, interest rate, and price movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but an Underlying Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If an Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Underlying Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's net asset value.

Forward Non-U.S. Currency Exchange Contracts. An Underlying Portfolio may purchase or sell forward non-U.S.


61


currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward non-U.S. currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

An Underlying Portfolio may enter into a forward non-U.S. currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When Alliance believes that a non-U.S. currency may suffer a substantial decline against the U.S. Dollar, a Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Underlying Portfolio's securities denominated in such non-U.S. currency, or when Alliance believes that the U.S. Dollar may suffer a substantial decline against a non-U.S. currency, an Underlying Portfolio may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount ("position hedge"). An Underlying Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, an Underlying Portfolio may, in the alternative, enter into a forward non-U.S. currency exchange contract to sell a different non-U.S. currency for a fixed U.S. Dollar amount where the Underlying Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward non-U.S. currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Underlying Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Portfolio than if it had not entered into such forward non-U.S. currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for an Underlying Portfolio to hedge against a devaluation that is so generally anticipated that the Underlying Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, an Underlying Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of an Underlying Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by an Underlying Portfolio.

An Underlying Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which an Underlying Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o  Enter into foreign currency exchange contracts;

o  Enter into swap transactions;

o  Enter into repurchase agreements and reverse repurchase agreements;

o  Enter into standby commitment agreements;

o  Invest in convertible securities;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest in the securities of supranational agencies and other
"semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;


62


o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o  Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o  Invest in variable, floating, and inverse floating rate investments; and

o  Invest in zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolio's investment practices and associated risks can be found in the Strategies' SAI.

Future Developments. An Underlying Portfolio may, with appropriate notice to shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover. Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------

Alliance publishes a complete schedule of the portfolio holdings for the Underlying Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Underlying Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's holdings. These policies and procedures are also available at www.AllianceBernstein.com.


MANAGEMENT OF THE STRATEGIES
-------------------------------------------------------------------------------

ADVISER


As noted above, each Strategy's investment adviser is Alliance Capital Management L.P, 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2005 totaling approximately $516 billion (of which approximately $[___] billion represented assets of investment companies). As of June 30, 2005, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including [__] of the nation's Fortune 100 companies), for public employee retirement funds in 40 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The [__] registered investment companies, with more than [___] separate portfolios, managed by Alliance currently have approximately [__] million shareholder accounts.


Alliance provides investment advisory services and order placement facilities to the Strategies. For these advisory services, each of the


63



Strategies paid Alliance during the fiscal year ended August 31, 2005 a percentage of average daily net assets as follows:

                                   Fee as Strategy
                                average percentage of      Fiscal Year or
Strategy                      average daily net assets*     Period Ended
--------                      --------------------------  -----------------
AllianceBernstein Wealth
  Appreciation Strategy                 [___]%                 8/31/05

AllianceBernstein
  Balanced Wealth Strategy              [___]%                 8/31/05

AllianceBernstein
  Wealth Preservation
  Strategy                              [___]%                 8/31/05

AllianceBernstein Tax-Managed
  Wealth Appreciation
  Strategy                              [___]%                 8/31/05

AllianceBernstein Tax-Managed
  Balanced Wealth Strategy              [___]%                 8/31/05

AllianceBernstein Tax-Managed
  Wealth Preservation
  Strategy                              [___]%                 8/31/05

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

A discussion of the basis of the Board of Trustees approval of a Strategy's investment advisory contract is available in the Strategy's annual report for the fiscal year ended August 31, 2005.

PORTFOLIO MANAGER

The management of and investment decisions for the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance's growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance's large internal research staff. Day-to-day responsibility for coordinating the Strategies' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team. Mr. Masters is an Executive Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since 2002. Prior to 2002, Mr. Masters was Alliance's Chief Investment Officer for Emerging Markets Value Equities.

The Strategies' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Strategies.


LEGAL PROCEEDINGS

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order.

According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Trustees of the Strategies (the "Independent Trustees") have initiated an investigation of the abovementioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of


64


the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits malting factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Strategies as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS

The performance shown above in the risk/return summary for each of AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy for periods prior to September 2, 2003 reflects such Strategies' performance under their former investment policies, and may not be representative of the performance the Strategies would have achieved had their current investment policies been in effect during such periods. Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by Alliance in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by Alliance relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through [______], 2005. The aggregate assets for the Historical Accounts managed by each investment team as of [______], 2005 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. Net performance figures for the Treasury Inflation Protected Securities (TIPS) Composite have been calculated by deducting the highest fee payable by an account of this type; 0.20% of assets, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been


65


adjusted for corporate or individual taxes, if any, payable by account owners.


Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes - three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Bond) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The Lehman Brothers High Yield Index (2% Constrained) covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The Lehman 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that


66


investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by Alliance's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by Alliance in managing a Strategy were to perform relatively poorly, and/or if Alliance were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.


67


HISTORICAL ACCOUNTS

Net of fees performance


For periods ended [______], 2005, with their Aggregate Assets as of [______],
2005

                                            Assets                                                         Since      Inception
Investment Teams & Benchmarks           (in millions)     1 Year      3 Years     5 Years    10 Years    Inception      Dates
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
U.S. Large Cap Growth                     $[______]      [____]%      [____]%     [____]%     [____]%     [____]%*     12/31/77
  Russell 1000 Growth                                    [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Value                      $[______]      [____]%      [____]%     [____]%                 [____]%      3/31/99
  Russell 1000 Value                                     [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Small / Mid Cap Value                $[______]      [____]%      [____]%                             [____]%      12/31/00
  Russell 2500 Value                                     [____]%      [____]%                             [____]%
--------------------------------------------------------------------------------------------------------------------------------
International Large Cap Growth            $[______]      [____]%      [____]%     [____]%     [____]%     [____]%      12/31/90
  MSCI EAFE Growth                                       [____]%      [____]%     [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
International Large Cap Value             $[______]      [____]%      [____]%                             [____]%      3/31/01
  MSCI EAFE Value                                        [____]%      [____]%                             [____]%
--------------------------------------------------------------------------------------------------------------------------------
Global Real Estate                        $[______]      [____]%                                          [____]%      9/30/03
  FTSE EPRA/NAREIT Index                                 [____]%                                          [____]%
--------------------------------------------------------------------------------------------------------------------------------
TAXABLE BONDS
Intermediate Duration Bonds               $[______]      [____]%      [____]%     [____]%     [____]%     [____]%      12/31/86
  Lehman Aggregate Bond                                  [____]%      [____]%     [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Composite            $[______]      [____]%      [____]%     [____]%     [____]%     [____]%**    12/31/86
  Lehman Brothers High Yield Index
  (2% Constrained)                                       [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
TIPS                                      $[______]      [____]%      [____]%     [____]%                 [____]%      3/31/99
  Lehman 1-10 Year TIPS                                  [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------
Short Duration Bonds                      $[______]      [____]%      [____]%     [____]%                 [____]%      12/31/95
  Merrill Lynch 1-3 Year Treasury                        [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
SCB Short Diversified Muni Fund           $[______]      [____]%      [____]%     [____]%     [____]%     [____]%+     10/03/94
  Lehman 1 Year Muni Bond Index                          [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
SCB Intermediate Diversified Muni Fund    $[______]      [____]%      [____]%     [____]%     [____]%     [____]%+     1/09/89
  Lehman 5 Year General Obligation
  Muni Bond Index                                        [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------


* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the U.S. Large Cap Growth and that benchmark for that date through 6/30/05 were [____]% and [____]%, respectively.

** The inception date for the Lehman Brothers High Yield Index (2% Constrained) was November 30, 1991; the total returns for the U.S High Yield Bond Composite and that benchmark for that date through 6/30/05 were [____]% and [____]%, respectively.

+ At the time of the inception of the Funds, the returns for the Lehman Brothers Indices are calculated monthly. Since the closest month end of the fund's inception, the total returns for the SCB Short Diversified Muni Fund and the benchmark from 10/30/94 through [______] were [____]% and [____]%, respectively. Since the closest month end of the fund's inception, the total returns for the SCB Intermediate Diversified Muni Fund and the benchmark from 1/31/89 through [______] were [____]% and [____]%, respectively.



68


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES


AGIS acts as the transfer agent for the Strategies. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.


Many Strategy shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Strategy as derived from "qualified dividend income"-as further defined in the Strategies' SAI-will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy both intend generally to qualify to pay exempt-interest dividends to their respective U.S. shareholders. These Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. See the Strategies' SAI for a further explanation of this tax issue.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.


69


Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.


CONVERSION FEATURE
-------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Strategies. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy. The Strategy will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION
-------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close small accounts. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds or Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund or Strategy account and to reduce expenses of the Fund or Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


70


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Strategies' financial statements, is included in each Strategy's Annual Report, which is available upon request.


71



                                                 Income from Investment Operations            Less: Dividends and Distributions
                                             ------------------------------------------  -------------------------------------------
                                                           Net Realized    Net Increase
                                 Net Asset       Net      and Unrealized    (Decrease)    Dividends   Distributions
                                   Value,    Investment   Gain (Loss) on   in Net Asset   from Net    in Excess of    Distributions
                                 Beginning     Income       Investment      Value from   Investment  Net Investment     from Net
                                 of Period   (Loss)(a)(b)  Transactions     Operations     Income        Income       Realized Gains
                                 ----------  ----------   --------------  -------------  ----------  --------------   --------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .03            .91            .94          (.03)           -0-             -0-

Class B
Year ended August 31, 2005         $[____]   $   [____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00         (.04)           .90            .86          (.02)           -0-             -0-

Class C
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00         (.04)           .90            .86          (.02)           -0-             -0-

Advisor Class
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .06            .89            .95          (.03)           -0-             -0-

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .15            .73            .88          (.10)           -0-             -0-

Class B
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .09            .71            .80          (.06)           -0-             -0-

Class C
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .08            .72            .80          (.06)           -0-             -0-

Advisor Class
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .19            .72            .91          (.12)           -0-             -0-

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2, 2003*
to August 31, 2004                  10.00          .18            .55            .73          (.11)           -0-             -0-

Class B
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2, 2003*
to August 31, 2004                  10.00          .12            .54            .66          (.07)           -0-             -0-

Class C
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2, 2003*
to August 31, 2004                  10.00          .12            .53            .65          (.07)           -0-             -0-

Advisor Class
Year ended August 31, 2005         $[____]      $[____]        $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .21            .55            .76          (.13)           -0-             -0-

AllianceBernstein Tax-Managed
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005         $[____]      $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .01             .77            .78          (.01)           -0-             -0-

Class B
Year ended August 31, 2005         $[____]      $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00         (.06)            .77            .71            -0-           -0-             -0-

Class C
Year ended August 31, 2005         $[____]      $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00         (.06)            .77            .71            -0-           -0-             -0-

Advisor Class
Year ended August 31, 2005         $[____]      $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003* to August 31, 2004            10.00          .01             .80            .81          (.01)           -0-             -0-




72



                                                                   Total
                                       Total       Net Asset     Investment
                                     Dividends      Value,      Return Based
                                        and         End of     on Net Asset
                                   Distributions    Period       Value (d)
                                   -------------  ----------  ---------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.03)       10.91           9.36

Class B
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.02)       10.84           8.55

Class C
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.02)       10.84           8.55

Advisor Class
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.03)       10.92           9.51

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.10)       10.78           8.83

Class B
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.06)       10.74           8.03

Class C
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.06)       10.74           8.03

Advisor Class
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.12)       10.79           9.10

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2, 2003*
to August 31, 2004                      (.11)       10.62           7.31

Class B
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2, 2003*
to August 31, 2004                      (.07)       10.59           6.62

Class C
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2, 2003*
to August 31, 2004                      (.07)       10.58           6.52

Advisor Class
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.13)       10.63           7.59

AllianceBernstein Tax-Managed
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.01)       10.77           7.75

Class B
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                  -0-       10.71           7.10

Class C
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                  -0-       10.71           7.10

Advisor Class
Year ended August 31, 2005            $[____]      $[____]         [____]%
Period from September 2,
2003* to August 31, 2004                (.01)       10.80           8.10



                                                          Ratios/Supplemental Data
                                 -------------------------------------------------------------------------
                                                       Ratios to Average Net Assets of:     Ratio of Net
                                                        Expenses,           Expenses,        Investment
                                    Net Assets,          Net of              Before         Income (Loss)
                                   End of Period        Waivers/            Waivers/         to Average        Portfolio
                                  (000's Omitted)   Reimbursements(f)  Reimbursements(f)   Net Assets(b)(f)  Turnover Rate
                                 -----------------  -----------------  -----------------  ----------------  --------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             91,136                1.55              2.03                .33               28

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             72,092                2.24              2.75               (.36)              28

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             50,779                2.25              2.76               (.38)              28

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             37,645                1.28              1.84                .58               28

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004            185,724                1.25              1.67               1.57               59

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004            123,265                1.95              2.37                .88               59

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             85,171                1.96              2.38                .85               59

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             15,790                 .98              1.52               1.80               59

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2, 2003*
to August 31, 2004                   64,467                1.26              1.91               1.90              126

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2, 2003*
to August 31, 2004                   36,948                1.95              2.64               1.23              126

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2, 2003*
to August 31, 2004                   38,857                1.95              2.61               1.23              126

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             43,811                 .97              1.70               2.14              126

AllianceBernstein Tax-Managed
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             29,431                1.55              2.28                .10               21

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%           [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             14,481                2.25              2.95               (.57)              21

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004             14,558                2.25              2.98               (.59)              21

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003* to August 31, 2004              1,771                1.36              2.65                .13               21




73



                                                 Income from Investment Operations            Less: Dividends and Distributions
                                             ------------------------------------------  -------------------------------------------
                                                           Net Realized    Net Increase
                                 Net Asset       Net      and Unrealized    (Decrease)    Dividends   Distributions
                                   Value,    Investment   Gain (Loss) on   in Net Asset   from Net    in Excess of    Distributions
                                 Beginning     Income       Investment      Value from   Investment  Net Investment     from Net
                                 of Period   (Loss)(a)     Transactions     Operations     Income        Income       Realized Gains
                                 ----------  ----------   --------------  -------------  ----------  --------------   --------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy

Class A
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.04         .10(b)          .54            .64          (.07)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                 9.41         .00(h)          .63            .63            -0-           -0-             -0-
Year Ended April 30, 2003           10.30         .05            (.82)          (.77)         (.12)           -0-             -0-
Year Ended April 30, 2002(c)        11.70         .06           (1.46)         (1.40)           -0-           -0-             -0-
Year Ended April 30, 2001           14.80         .26           (1.33)         (1.07)         (.33)           -0-          (1.70)

Class B
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.08         .02(b)          .53            .55          (.01)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                 9.47        (.02)            .63            .61            -0-           -0-             -0-
Year Ended April 30, 2003           10.34        (.01)           (.83)          (.84)         (.03)           -0-             -0-
Year Ended April 30, 2002(c)        11.83        (.02)          (1.47)         (1.49)           -0-           -0-             -0-
Year Ended April 30, 2001           14.94         .17           (1.35)         (1.18)         (.23)           -0-          (1.70)

Class C
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.09         .03(b)          .53            .56          (.01)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                 9.48        (.02)            .63            .61            -0-           -0-             -0-
Year Ended April 30, 2003           10.35        (.01)           (.83)          (.84)         (.03)           -0-             -0-
Year Ended April 30, 2002(c)        11.85        (.02)          (1.48)         (1.50)           -0-           -0-             -0-
Year Ended April 30, 2001           14.95         .17           (1.34)         (1.17)         (.23)           -0-          (1.70)

Advisor Class
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003** to August 31, 2004           10.13         .12(b)          .46            .58          (.09)           -0-             -0-

AllianceBernstein Tax-Managed
Wealth Preservation Strategy

Class A
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.28         .07(b)          .34            .41          (.04)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                10.11         .05(g)          .19            .24          (.07)           -0-             -0-
Year Ended April 30, 2003           10.07         .23(g)          .10            .33          (.29)           -0-             -0-
Year Ended April 30, 2002(c)        10.65         .25(g)         (.55)          (.30)         (.28)           -0-             -0-
Year Ended April 30, 2001           11.33         .41(g)         (.20)           .21          (.43)           -0-           (.46)

Class B
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.54        (.01)(b)         .35            .34          (.01)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                10.37         .03(g)          .19            .22          (.05)           -0-             -0-
Year Ended April 30, 2003           10.31         .17(g)          .10            .27          (.21)           -0-             -0-
Year Ended April 30, 2002(c)        10.90         .18(g)         (.57)          (.39)         (.20)           -0-             -0-
Year Ended April 30, 2001           11.57         .34(g)         (.19)           .15          (.36)           -0-           (.46)

Class C
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Year Ended August 31, 2004          10.55        (.00)(b)+        .34            .34          (.01)           -0-             -0-
Period from May 1, 2003
to August 31, 2003++                10.38         .03(g)          .19            .22          (.05)           -0-             -0-
Year Ended April 30, 2003           10.32         .17(g)          .10            .27          (.21)           -0-             -0-
Year Ended April 30, 2002(c)        10.91         .19(g)         (.58)          (.39)         (.20)           -0-             -0-
Year Ended April 30, 2001           11.58         .34(g)         (.19)           .15          (.36)           -0-           (.46)

Advisor Class
Year ended August 31, 2005         $[____]     $[____]         $[____]        $[____]       $[____]       $[____]         $[____]
Period from September 2,
2003** to August 31, 2004           10.29         .09(b)          .34            .43          (.05)           -0-             -0-




74



                                                                   Total
                                       Total       Net Asset     Investment
                                     Dividends      Value,      Return Based
                                        and         End of     on Net Asset
                                   Distributions    Period       Value (d)
                                   -------------  ----------  ---------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy

Class A
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.07)        10.61          6.36
Period from May 1, 2003
to August 31, 2003++                      -0-        10.04          6.70
Year Ended April 30, 2003               (.12)         9.41         (7.45)
Year Ended April 30, 2002(c)              -0-        10.30        (11.97)
Year Ended April 30, 2001              (2.03)        11.70         (7.94)

Class B
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.01)        10.62          5.50
Period from May 1, 2003
to August 31, 2003++                      -0-        10.08          6.44
Year Ended April 30, 2003               (.03)         9.47         (8.12)
Year Ended April 30, 2002(c)              -0-        10.34        (12.60)
Year Ended April 30, 2001              (1.93)        11.83         (8.65)

Class C
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.01)        10.64          5.59
Period from May 1, 2003
to August 31, 2003++                      -0-        10.09          6.43
Year Ended April 30, 2003               (.03)         9.48         (8.11)
Year Ended April 30, 2002(c)              -0-        10.35        (12.66)
Year Ended April 30, 2001              (1.93)        11.85         (8.57)

Advisor Class
Year ended August 31, 2005            $[____]       $[____]        [____]%
Period from September 2,
2003** to August 31, 2004               (.09)        10.62          5.73

AllianceBernstein Tax-Managed
Wealth Preservation Strategy

Class A
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.04)        10.65          3.94
Period from May 1, 2003
to August 31, 2003++                    (.07)        10.28          2.36
Year Ended April 30, 2003               (.29)        10.11          3.37
Year Ended April 30, 2002(c)            (.28)        10.07         (2.80)
Year Ended April 30, 2001               (.89)        10.65          1.76

Class B
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.01)        10.87          3.22
Period from May 1, 2003
to August 31, 2003++                    (.05)        10.54          2.12
Year Ended April 30, 2003               (.21)        10.37          2.70
Year Ended April 30, 2002(c)            (.20)        10.31         (3.54)
Year Ended April 30, 2001               (.82)        10.90          1.12

Class C
Year ended August 31, 2005            $[____]       $[____]        [____]%
Year Ended August 31, 2004              (.01)        10.88          3.21
Period from May 1, 2003
to August 31, 2003++                    (.05)        10.55          2.12
Year Ended April 30, 2003               (.21)        10.38          2.70
Year Ended April 30, 2002(c)            (.20)        10.32         (3.54)
Year Ended April 30, 2001               (.82)        10.91          1.12

Advisor Class
Year ended August 31, 2005            $[____]       $[____]        [____]%
Period from September 2,
2003** to August 31, 2004               (.05)        10.67          4.14


                                                          Ratios/Supplemental Data
                                 -------------------------------------------------------------------------
                                                       Ratios to Average Net Assets of:     Ratio of Net
                                                        Expenses,           Expenses,        Investment
                                    Net Assets,          Net of              Before         Income (Loss)
                                   End of Period        Waivers/            Waivers/         to Average        Portfolio
                                  (000's Omitted)     Reimbursements    Reimbursements       Net Assets      Turnover Rate
                                 -----------------  -----------------  -----------------  ----------------  --------------
AllianceBernstein Tax-Managed
Balanced Wealth Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           97,552                1.31              1.80                .91(b)           129
Period from May 1, 2003
to August 31, 2003++                 46,013                1.97(f)           1.97(f)             .10(f)            20
Year Ended April 30, 2003            43,743                1.82              1.82                .57               78
Year Ended April 30, 2002(c)         52,602                1.58              1.58                .59              116
Year Ended April 30, 2001            53,031                1.50              1.50               1.97              114

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           50,135                2.03              2.53                .18(b)           129
Period from May 1, 2003
to August 31, 2003++                 32,081                2.72(f)           2.72(f)            (.66)(f)           20
Year Ended April 30, 2003            31,781                2.57              2.57               (.13)              78
Year Ended April 30, 2002(c)         49,484                2.32              2.32               (.18)             116
Year Ended April 30, 2001            73,446                2.23              2.23               1.24              114

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           26,766                1.99              2.52                .26(b)           129
Period from May 1, 2003
to August 31, 2003++                  5,920                2.69(f)           2.69(f)            (.63)(f)           20
Year Ended April 30, 2003             6,011                2.54              2.54               (.09)              78
Year Ended April 30, 2002(c)          9,134                2.30              2.30               (.15)             116
Year Ended April 30, 2001            12,550                2.21              2.21               1.24              114

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003** to August 31, 2004             1,988                1.00(f)           1.48(f)            1.24(b)(f)        129

AllianceBernstein Tax-Managed
Wealth Preservation Strategy

Class A
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           55,937                1.33              1.79                .68(b)           173
Period from May 1, 2003
to August 31, 2003++                 36,857                1.55(f)           1.82(f)            1.57(f)(g)         37
Year Ended April 30, 2003            36,133                1.40              1.69               2.36(g)            94
Year Ended April 30, 2002(c)         31,857                1.40              1.70               2.46(g)            72
Year Ended April 30, 2001            24,191                1.40              1.67               3.72(g)            65

Class B
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           46,781                2.05              2.52               (.06)(b)          173
Period from May 1, 2003
to August 31, 2003++                 48,199                2.25(f)           2.55(f)             .87(f)(g)         37
Year Ended April 30, 2003            47,156                2.10              2.42               1.65(g)            94
Year Ended April 30, 2002(c)         41,984                2.10              2.38               1.74(g)            72
Year Ended April 30, 2001            40,155                2.10              2.40               3.02(g)            65

Class C
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Year Ended August 31, 2004           22,284                2.01              2.50               (.01)(b)          173
Period from May 1, 2003
to August 31, 2003++                  9,091                2.25(f)           2.54(f)             .87(f)(g)         37
Year Ended April 30, 2003             8,398                2.10              2.41               1.64(g)            94
Year Ended April 30, 2002(c)          7,466                2.10              2.39               1.74(g)            72
Year Ended April 30, 2001             8,021                2.10              2.39               3.00(g)            65

Advisor Class
Year ended August 31, 2005          $ [____]              [____]%           [____]%            [____]%          [____]%
Period from September 2,
2003** to August 31, 2004               297                 .99(f)           1.48(f)             .98(b)(f)        173




75


+  Amount in parentheses is less than $.005.

++  The Strategy changed its fiscal year end from April 30 to August 31.

*  The Strategy commenced operations on this date.

**  Commencement of distribution.

(a)  Based on average shares outstanding.


(b)  Net of expenses waived and reimbursed by Alliance and the Transfer Agent.

(c) As required, effective May 1, 2001, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to ..59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, each Strategy's investment policies were modified. As a result, each Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the period shown below the net expense ratios were as follows:

                  AllianceBernstein Tax-Managed   AllianceBernstein Tax-Managed
                    Balanced Wealth Strategy      Wealth Preservation Strategy
                 -----------------------------   -----------------------------
                   Year Ended April 30, 2000      Year Ended April 30, 2000
                 -----------------------------   -----------------------------
     Class A                  1.45%                          1.40%
     Class B                  2.17%                          2.10%
     Class C                  2.16%                          2.10%

(f)  Annualized.

(g)  Net of expenses waived and reimbursed by Alliance.


(h)  Amount is less than $.01.


76


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77


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78


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79


For more information about the Strategies, the following documents are available upon request:

o  Annual and Semi-Annual Reports to Shareholders

The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the auditor's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategies are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549.

On the Internet: www.sec.gov

You also may find these documents and more information about Alliance and the Strategies on the Internet at www.AllianceBernstein.com

AllianceBernstein Portfolios: 811-05088


o  Wealth Appreciation Strategy

o  Balanced Wealth Strategy

o  Wealth Preservation Strategy

o  Tax-Managed Wealth Appreciation Strategy

o  Tax-Managed Balanced Wealth Strategy

o  Tax-Managed Wealth Preservation Strategy


-------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------


WEALSTRATPRO1005

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Wealth Strategies(sm)

Portfolio Solutions Designed to Balance Risk and Return



December ___, 2005



Wealth Strategies

>  Wealth Appreciation Strategy

>  Balanced Wealth Strategy

>  Wealth Preservation Strategy


RETIREMENT SHARES PROSPECTUS


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-----------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
-----------------------------


2



TABLE OF CONTENTS
--------------------------------------------------------------
                                                         Page

RISK/RETURN SUMMARY                                        3
AllianceBernstein Wealth Appreciation Strategy             4
AllianceBernstein Balanced Wealth Strategy                 6
AllianceBernstein Wealth Preservation Strategy             8

SUMMARY OF PRINCIPAL RISKS                                10

PRINCIPAL RISKS BY STRATEGY                               12

FEES AND EXPENSES OF THE STRATEGIES                       12

INVESTING IN THE STRATEGIES                               15
How To Buy Shares                                         15
The Different Share Class Expenses                        15
Distribution Arrangements for Group Retirement
  Plans                                                   16
Payments To Financial Intermediaries                      16
How To Exchange Shares                                    17
How To Sell or Redeem Shares                              17
Frequent Purchases and Redemptions of Strategy
  Shares                                                  17
How The Strategies Value Their Shares                     19

GLOSSARY                                                  19

DESCRIPTION OF THE STRATEGIES                             20
Investment Objectives and Principal Policies              20
Description of Investment Practices
  of the Underlying Portfolios                            32

MANAGEMENT OF THE STRATEGIES                              37
Adviser                                                   37
Portfolio Manager                                         37
Legal Proceedings                                         37
Performance of Equity and Fixed Income
  Investment Teams                                        38

DIVIDENDS, DISTRIBUTIONS AND TAXES                        42

GENERAL INFORMATION                                       43

FINANCIAL HIGHLIGHTS                                      45


The Strategies' investment adviser is Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than [__] mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Wealth Strategies(SM). Each of the Strategies seek to achieve their investment objective by investing in portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios"). You will find additional information about each Strategy, including a detailed description of the risks of an investment in each Strategy, after this Summary.

The Risk/Return Summary describes each Strategy's objectives, principal investment strategies, principal risks and fees. Each Strategy's Summary page includes a short discussion of some of the principal risks of investing in that Strategy. A further discussion of these and other risks begins on page 10.

More detailed descriptions of the Strategies, including the risks associated with investing in the Strategies, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table showing its average annual returns, before and after taxes, and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each relevant Strategy by showing:

o how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad based securities market index; and

o changes in the Strategy's performance from year to year over the life of the Strategy.

A Strategy's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Strategies.



3


AllianceBernstein Wealth Appreciation Strategy
_______________________________________________________________________________

Objective:

The Strategy seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES and RISKS:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance Capital Management L.P. ("Alliance"). The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.


Asset Class           Underlying Portfolio              Targeted Blend
-------------------------------------------------------------------------------
Stock                 U.S. Large Cap Growth                  24.00%
-------------------------------------------------------------------------------
                      U.S. Value                             24.00%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Growth               7.50%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Value                7.50%
-------------------------------------------------------------------------------
                      International Growth                   13.50%
-------------------------------------------------------------------------------
                      International Value                    13.50%
-------------------------------------------------------------------------------
Real Estate           Global Real Estate Investment          10.00%
-------------------------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, Alliance efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio.

Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using the fundamental value investment discipline of Alliance's Bernstein unit ("Bernstein"). In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing primarily in U.S. companies and the remaining 30% in Underlying Portfolios investing primarily in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the portfolio toward the targeted blend.

Information relating to the principal investment strategies and risks of each Underlying Portfolios appears below under "Investment objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk and pooled investment risk.



4



AllianceBernstein Wealth Appreciation Strategy (continued)
_______________________________________________________________________________

The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

BAR CHART
-------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [__]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


   n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a      n/a
-------------------------------------------------------------------------------
   95     96     97     98      99      00      01      02      03      04

                                                          Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [__]%, [__] quarter, [__]; and Worst quarter was down [__]%, [__] quarter, [__].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                                      Past          Since
                                                    1 Year**     Inception**
-------------------------------------------------------------------------------
Class A                                               [__]%         [__]%
-------------------------------------------------------------------------------
Class R                                               [__]%         [__]%
-------------------------------------------------------------------------------
Class K                                               [__]%         [__]%
-------------------------------------------------------------------------------
Class I                                               [__]%         [__]%
-------------------------------------------------------------------------------
[Index]        (reflects no deduction for
               fees, expenses or taxes)               [__]%         [__]%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 5/23/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense rations of Class K and Class I shares, respectively.



5


AllianceBernstein Balanced Wealth Strategy
_______________________________________________________________________________

OBJECTIVE:


The Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES and RISKS:

The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class           Underlying Portfolio              Targeted Blend
-------------------------------------------------------------------------------
Stock                 U.S. Large Cap Growth                  15.50%
-------------------------------------------------------------------------------
                      U.S. Value                             15.50%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Growth               3.75%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Value                3.75%
-------------------------------------------------------------------------------
                      International Growth                    8.25%
-------------------------------------------------------------------------------
                      International Value                     8.25%
-------------------------------------------------------------------------------
Real Estate           Global Real Estate Investment          10.00%
-------------------------------------------------------------------------------
Bond                  High-Yield                              7.00%
-------------------------------------------------------------------------------
                      Intermediate Duration                  28.00%
-------------------------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in Real Estate Investment Trusts ("REITS") is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest primarily in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


6


AllianceBernstein Balanced Wealth Strategy (continued)
_______________________________________________________________________________


In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock.

Normally, the Strategy targets a 60% weighting for Underlying Portfolios that invest primarily in equity securities and a 40% weighting for Underlying Portfolios that invest primarily in debt securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend.

Information relating to the Principal Investment Strategies and of each Underlying Portfolio appear below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, non-U.S. investment risk, credit risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, management risk, and pooled investment risk.


The table and bar chart provide an indication of the historical risk of an investment in the Strategy.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [__]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


   n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a      n/a
-------------------------------------------------------------------------------
   95     96     97     98      99      00      01      02      03      04

                                                          Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [__]%, [__] quarter, [__]; and Worst quarter was down [__]%, [__] quarter, [__].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                         Past          Since
                                                       1 Year**     Inception**
-------------------------------------------------------------------------------
Class A                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class R                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class K                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class I                                                  [__]%         [__]%
-------------------------------------------------------------------------------
[Index]         (reflects no deduction for
                fees, expenses or taxes)                 [__]%         [__]%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 5/23/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense rations of Class K and Class I shares, respectively.



7


AllianceBernstein Wealth Preservation Strategy
_______________________________________________________________________________

Objective:


The Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES and RISKS:

The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.

Asset Class           Underlying Portfolio               Targeted Blend
-------------------------------------------------------------------------------
Stock                 U.S. Large Cap Growth                   7.50%
-------------------------------------------------------------------------------
                      U.S. Value                              7.50%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Growth               1.25%
-------------------------------------------------------------------------------
                      U.S. Small/Mid-Cap Value                1.25%
-------------------------------------------------------------------------------
                      International Growth                    3.75%
-------------------------------------------------------------------------------
                      International Value                     3.75%
-------------------------------------------------------------------------------
Real Estate           Global Real Estate Investment          10.00%
-------------------------------------------------------------------------------
Bond                  Inflation Protected Securities         10.00%
-------------------------------------------------------------------------------
                      Intermediate Duration                  27.50%
-------------------------------------------------------------------------------
Short                 Short-term Duration                    27.50%
Duration
Bond
-------------------------------------------------------------------------------

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest primarily in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in REITS is treated as 50% debt and 50% equity for the purpose of these allocations. By investing in the Underlying Portfolios, Alliance efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest primarily in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.


The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.


8


AllianceBernstein Wealth Preservation Strategy (continued)
_______________________________________________________________________________


In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities, these fixed-income teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for Underlying Portfolios that invest primarily in debt securities and a 30% weighting for Underlying Portfolios that invest primarily in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios that invest primarily in U.S. companies and the remaining 30% in Underlying Portfolios that invest in primarily companies outside the United States. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Information relating to the principal investment strategies of each Underlying Portfolio appears below under "Investment Objectives and Principal Policies of Underlying Portfolios."

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, currency risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


The table and bar chart provide an indication of the historical risk of an investment in the Strategy.

BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Through September 30, 2005, the Strategy's calendar year-to-date unannualized return for Class A shares was [__]%.


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


   n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a      n/a
-------------------------------------------------------------------------------
   95     96     97     98      99      00      01      02      03      04

                                                          Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Strategy's:

Best quarter was up [__]%, [__] quarter, [__]; and Worst quarter was down [__]%, [__] quarter, [__].


PERFORMANCE TABLE
-------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                                         Past          Since
                                                       1 Year**     Inception**
-------------------------------------------------------------------------------
Class A                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class R                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class K                                                  [__]%         [__]%
-------------------------------------------------------------------------------
Class I                                                  [__]%         [__]%
-------------------------------------------------------------------------------
[Index]           (reflects no deduction for
                  fees, expenses or taxes)               [__]%         [__]%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 5/23/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense rations of Class K and Class I shares, respectively.



9


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's portfolio as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. The Strategies will indirectly be subject to the risks of any Underlying Portfolios in which they invest. The Strategies could be subject to additional principal risks because the types of investments made by the Strategies can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Strategies, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Strategies is subject to market risk.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Strategy's investments in fixed-income (i.e., debt) securities through investments in Underlying Portfolios. Increases in interest rates may cause the value of fixed-income securities to decline and this decrease in value may not be offset by higher interest income from new investments. Because the Underlying Portfolios may invest in debt securities such as bonds, notes and asset-backed securities, each of the Strategies is subject to interest rate risk.

Even the AllianceBernstein Wealth Preservation Strategy is subject to interest rate risk despite the fact it invests, either directly or through Underlying Portfolios, substantial portions of their assets in high quality debt securities. Interest rate risk is generally greater, however, for the AllianceBernstein Balanced Wealth Strategy because it may invest, either directly or through Underlying Portfolios, significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

Interest rate risk is generally greater for Strategies that invest to a material extent, either directly or through Underlying Portfolios, in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. The values of mortgage-related and asset-backed securities are affected more by changes in interest rates because when interest rates rise, the maturities of these securities tend to lengthen. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Strategies must reinvest their assets in debt securities with lower interest rates.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Strategies because they invest, either directly or through Underlying Portfolios, in fixed-income securities, and it may be particularly significant for the AllianceBernstein Balanced Wealth Strategy because, when Alliance believes that conditions favoring such securities are compelling, it may invest significantly, either directly or through Underlying Portfolios, in lower-rated securities. As a result of their investments, either directly or through Underlying Portfolios, in non-U.S. securities, the Strategies are also subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in non-U.S. countries. Strategies investing, either directly or through Underlying Portfolios, in non-U.S. securities may experience more rapid and extreme changes in value than Strategies with investments solely in securities of U.S. companies. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Strategy's investments, either directly or through Underlying Portfolios, in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Strategy could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. currencies may negatively affect the value of a Strategy's investments. Each of the Strategies will be subject to this risk because each may invest, either directly or through Underlying Portfolios, in non-U.S. securities.

LEVERAGING RISK


When a Strategy borrows money or otherwise leverages its portfolio, the value of an investment in that Strategy will be more volatile and all other risks will tend to be compounded. Each of the Strategies may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

DERIVATIVES RISK

Each of the Strategies may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. Generally, however, the Strategies, or the Underlying Portfolios, use derivatives as direct investments to earn income and broaden Strategy diversification, which entails greater risk than if derivatives were used solely for hedging purposes. In addition to other risks such as


10


the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous price. Each Strategy is subject to liquidity risk because its non-U.S. investments and securities involving substantial market and/or credit risk can be hard to sell.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Strategy's investments, either directly or through Underlying Portfolios, in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

MANAGEMENT RISK

Each Strategy is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended result.

POOLED INVESTMENT RISK


The Strategies invest in Underlying Portfolios managed by Alliance. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. Alliance is committed to minimizing such impact on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. Alliance will at all times monitor the impact on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.



11


PRINCIPAL RISKS BY STRATEGY

The following chart summarizes the principal risks of each Strategy. Risks not marked for a particular Strategy may, however, still apply to some extent to that Strategy at various times.



                              Interest           Non-U.S.                                                Capital-  Manage-  Pooled
                      Market    Rate   Credit  Investment  Currency  Leveraging  Derivatives  Liquidity  ization   ment   Investment
Strategy               Risk     Risk    Risk     Risk        Risk      Risk        Risk          Risk     Risk     Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Wealth Appreciation
Strategy                  o        o                o         o           o           o           o         o         o         o

AllianceBernstein
Balanced Wealth
Strategy                  o        o       o        o         o           o           o           o         o         o         o

AllianceBernstein
Wealth Preservation
Strategy                  o        o       o        o         o           o           o           o         o         o         o




FEES AND EXPENSES OF THE STRATEGIES
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategies.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                         Class A         Class R        Class K        Class I
                                                          Shares          Shares         Shares         Shares
                                                        ------------   ------------   ------------   ------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None            None           None           None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                               None (a)        None           None           None

Exchange Fee                                                None            None           None           None



(a) In some cases, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Strategies" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information ("SAI").


12


ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

Each Strategy's operating expense table shows the fees and expenses (including Underlying Portfolio fees) that you may pay if you buy and hold shares of a Strategy. Each Strategy will bear its pro rata share of the expenses incurred by the Underlying Portfolios as a shareholder in the Underlying Portfolios. The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in the Strategy for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. They also assume that your investment has a 5% return each year, that the Strategy's and the Underlying Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. The expenses illustrated in the Examples are based on the estimated Total Annual Strategy and Underlying Portfolios Net Expenses and such expenses without waivers and/or expense reimbursements thereafter. If the Examples reflected only the Net Expenses of such Strategies, the expenses would be lower.


                            Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Wealth Appreciation
Strategy                      Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
Management Fees                 .65%       .65%       .65%       .65%
Distribution and
  Shareholder Services
  (12b-1) Fees                  .30%       .50%       .25%      None
Transfer Agency Fees            [__]%      [__]%      [__]%      [__]%
Other Expenses                  [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Total Fund Operating
  Expenses                      [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====
Estimated Indirect
  Expenses of
Underlying Portfolio (a)        [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Net Expenses                    [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====


                              Examples
----------------------------------------------------------------------
                       Class A      Class R      Class K      Class I
                      ---------    ---------    ---------    ---------
After 1 Year             $[__]        $[__]        $[__]        $[__]
After 3 Years            $[__]        $[__]        $[__]        $[__]
After 5 Years            $[__]        $[__]        $[__]        $[__]
After 10 Years           $[__]        $[__]        $[__]        $[__]


                            Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Balanced Wealth
Strategy                      Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
Management Fees                 .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                  .30%       .50%       .25%      None
Transfer Agency Fees            [__]%      [__]%      [__]%      [__]%
Other Expenses                  [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Total Fund Operating
  Expenses                      [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====
Estimated Indirect
  Expenses of
Underlying Portfolio (a)        [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Net Expenses                    [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====


                              Examples
----------------------------------------------------------------------
                       Class A      Class R      Class K      Class I
                      ---------    ---------    ---------    ---------
After 1 Year             $[__]        $[__]        $[__]        $[__]
After 3 Years            $[__]        $[__]        $[__]        $[__]
After 5 Years            $[__]        $[__]        $[__]        $[__]
After 10 Years           $[__]        $[__]        $[__]        $[__]


                            Operating Expenses
--------------------------------------------------------------------------
AllianceBernstein
Wealth Preservation
Strategy                      Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
Management Fees                 .55%       .55%       .55%       .55%
Distribution and
  Shareholder Services
  (12b-1) Fees                  .30%       .50%       .25%      None
Transfer Agency Fees            [__]%      [__]%      [__]%      [__]%
Other Expenses                  [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Total Fund Operating
  Expenses                      [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====
Estimated Indirect
  Expenses of
Underlying Portfolio (a)        [__]%      [__]%      [__]%      [__]%
                               -----      -----      -----      -----
Net Expenses                    [__]%      [__]%      [__]%      [__]%
                               =====      =====      =====      =====


                              Examples
----------------------------------------------------------------------
                       Class A      Class R      Class K      Class I
                      ---------    ---------    ---------    ---------
After 1 Year             $[__]        $[__]        $[__]        $[__]
After 3 Years            $[__]        $[__]        $[__]        $[__]
After 5 Years            $[__]        $[__]        $[__]        $[__]
After 10 Years           $[__]        $[__]        $[__]        $[__]


*  Assumes redemption at end of period.

**  Assumes no redemption at end of period.

(a) Estimated indirect expenses of Underlying Portfolios are based upon the target allocation of the Strategy's assets among the Underlying Portfolios, as well as expenses of the Underlying Portfolios assets, and may be higher or lower than those shown above.



13


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                              AllianceBernstein Wealth Appreciation Strategy
-----------------------------------------------------------------------------------------------------------------
                                    Hypothetical                         Hypothetical Expenses    Hypothetical
             Hypothetical             Earnings           Investment        (Current Expense          Ending
Year           Investment           Performance        After Returns        Ratio = [__]%)         Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1              $10,000.00              $500.00           $10,500.00           $[_______]           $[_______]
2              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
3              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
4              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
5              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
6              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
7              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
8              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
9              $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
10             $[_______]           $[_______]           $[_______]           $[_______]           $[_______]
-----------------------------------------------------------------------------------------------------------------
Cumulative                          $[_______]                                $[_______]



                                  AllianceBernstein Balanced Wealth Strategy
-----------------------------------------------------------------------------------------------------------------
                                    Hypothetical                         Hypothetical Expenses     Hypothetical
              Hypothetical             Earnings           Investment       (Current Expense           Ending
Year           Investment           Performance         After Returns       Ratio = [__]%)          Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1              $10,000.00              $500.00           $10,500.00            $[______]           $[_______]
2              $[_______]            $[______]           $[_______]            $[______]           $[_______]
3              $[_______]            $[______]           $[_______]            $[______]           $[_______]
4              $[_______]            $[______]           $[_______]            $[______]           $[_______]
5              $[_______]            $[______]           $[_______]            $[______]           $[_______]
6              $[_______]            $[______]           $[_______]            $[______]           $[_______]
7              $[_______]            $[______]           $[_______]            $[______]           $[_______]
8              $[_______]            $[______]           $[_______]            $[______]           $[_______]
9              $[_______]            $[______]           $[_______]            $[______]           $[_______]
10             $[_______]            $[______]           $[_______]            $[______]           $[_______]
-----------------------------------------------------------------------------------------------------------------
Cumulative                           $[______]                                 $[______]



                              AllianceBernstein Wealth Preservation Strategy
-----------------------------------------------------------------------------------------------------------------
                                    Hypothetical                         Hypothetical Expenses    Hypothetical
              Hypothetical            Earnings            Investment        (Current Expense         Ending
Year           Investment           Performance         After Returns        Ratio = [__]%)        Investment
-----      ------------------   ------------------   ------------------   ------------------   ------------------
1              $10,000.00              $500.00           $10,500.00            $[______]           $[_______]
2              $[_______]            $[______]           $[_______]            $[______]           $[_______]
3              $[_______]            $[______]           $[_______]            $[______]           $[_______]
4              $[_______]            $[______]           $[_______]            $[______]           $[_______]
5              $[_______]            $[______]           $[_______]            $[______]           $[_______]
6              $[_______]            $[______]           $[_______]            $[______]           $[_______]
7              $[_______]            $[______]           $[_______]            $[______]           $[_______]
8              $[_______]            $[______]           $[_______]            $[______]           $[_______]
9              $[_______]            $[______]           $[_______]            $[______]           $[_______]
10             $[_______]            $[______]           $[_______]            $[______]           $[_______]
-----------------------------------------------------------------------------------------------------------------
Cumulative                           $[______]                                 $[______]



14


INVESTING IN THE STRATEGIES
-------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates.

Class A, Class R, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

The Strategies may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

-------------------------------------------------------------------------------

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Strategy's fee table near the front of this Prospectus.

-------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Strategy has adopted plans under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is:

                    Distribution and/or
                    Service (Rule 12b-1)
                   Fee (as a Percentage
                   of Aggregate Average
                     Daily Net Assets)
                -------------------------
Class A                    0.30%*
Class R                    0.50%
Class K                    0.25%
Class I                    None

* The Rule 12b-1 plan for Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Trustees currently limit such payments to 0.30% of such assets.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A and Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


15


Class A Shares

Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Strategies' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, K and I Shares--Certain Group Retirement Plans

Class R, K and I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Strategy offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Strategies' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and the Strategies' SAI. Group retirement plans also may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

-------------------------------------------------------------------------------

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

-------------------------------------------------------------------------------

In the case of Class A shares, the Strategies' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

-------------------------------------------------------------------------------

Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- 12b-1 fees
- additional distribution support
- defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.

-------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above some or all of which may be paid to financial intermediaries, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.


16


The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell
AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" in this Prospectus.

-------------------------------------------------------------------------------

If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

-------------------------------------------------------------------------------

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


   A.G. Edwards
   AIG Advisor Group
   American Express Financial Advisors
   AXA Advisors
   Bank One Securities Corp.
   BNY Investment Center
   Charles Schwab
   Chase Investment Services
   Citigroup Global Markets
   Commonwealth Financial
   IFMG Securities
   ING Advisors Network
   Legg Mason
   Lincoln Financial Advisors
   Linsco Private Ledger
   Merrill Lynch
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   NPH Holdings
   PFS Investments
   Piper Jaffray
   Raymond James
   RBC Dain Rauscher
   Securities America
   SunTrust Bank
   UBS Financial
   Uvest Financial Services
   Wachovia Securities
   Wells Fargo


Although the Strategies may use brokers or other financial intermediaries who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o  Selling Shares Through Your Financial Intermediary

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board of Trustees of The AllianceBernstein Portfolios has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inoppor-


17


tune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Each Strategy may invest significantly in Underlying Portfolios that invest in foreign securities. As a result, the Strategies may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they invest in Underlying Portfolios that invest in certain fixed-income securities, such as high yield bonds, asset-backed securities or municipal bonds, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and


18


exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES


The price of each Strategy's shares is based on its NAV, which in turn is based on the NAV's of the Underlying Portfolio in which it invests.

Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If an Underlying Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Underlying Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board of Trustees of the Underlying Porfolios. When an Underlying Porfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Underlying Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before an Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing an Underlying Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Strategy assets as described above.


Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy.


GLOSSARY
-------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in


19


business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o  ARMS, which are adjustable-rate mortgage securities;

o  SMRS, which are stripped mortgage-related securities;

o  CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.


Net assets means a Strategy's net assets plus any borrowings for investment purposes.


Securities Act is the Securities Act of 1933, as amended.


DESCRIPTION OF THE STRATEGIES
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal strategies and risks. Of course, there can be no assurance that any Strategy will achieve its investment objective.

Please note that:

o Additional discussion of the Strategies' investments, including the risks of the investments, can be found in the discussion under "Description of Additional Investment Practices" following this section.


o Additional descriptions of each Strategy's strategies, investments and risks can be found in the Strategies' SAI.

o Except as noted, the Strategies' investment objectives and policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's portfolio after they are purchased by the Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

Each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy seek to achieve their investment objectives by investing in a combination of Underlying Portfolios. A description of each Underlying Portfolio can be found beginning on page [__].

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY

AllianceBernstein Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. By investing in the Underlying Portfolios, Alliance efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. In managing the Underlying Portfolios, Alliance selects growth and value equity securities by drawing from a variety of its fundamental




20


growth and value investment disciplines to produce a blended portfolio.


Within each investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, Alliance normally targets a blend of Underlying Portfolios investing in approximately 70% in equities of U.S. companies and the remaining 30% in equities of non-U.S. companies. Alliance will also allow the relative weightings of the geographical subcomponents of the Strategy's investments in Underlying Portfolios to vary in response to markets, but ordinarily only by
(t)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when Alliance believes that conditions favoring Underlying Portfolios investing in U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy towards the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The Underlying Portfolios' growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Underlying Portfolios' value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy's targeted blend is an equal weighting of investments in growth and value style Underlying Portfolios (50% each), with approximately 70% of each equity style being invested in Underlying Portfolios investing in U.S. companies and the remaining 30% in Underlying Portfolios investing in non-U.S. companies. Alliance will allow investments in growth and value style Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when Alliance believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

The Strategy may use derivatives, such as options, futures, forwards and swaps.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance. The Strategy invests in Underlying Portfolios with equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets its investments in Underlying Portfolios to achieve a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate



21



investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

In allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy generally allocates 60% of its net assets to Underlying Portfolios investing in equity securities and 40% of its net assets to Underlying Portfolios investing in debt securities with a goal of providing moderate upside potential without excessive volatility. By investing in the Underlying Portfolios, Alliance efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in of growth and value stocks (50% each). Alliance will also allow the percentage of the Strategy's net assets invested in Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component in Underlying Portfolios investing across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in Underlying Portfolios investing in equities of U.S. companies and the remaining 30% in Underlying Portfolios investing in equities of non-U.S. companies. Alliance will also allow the relative weightings of these geographical subcomponents of the Strategy's investment in Underlying Portfolios to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 60% weighting for investments in Underlying Portfolios investing in equity securities and a 40% weighting for investments in Underlying Portfolios investing in debt securities. Alliance will allow the relative weightings of the Strategy's investments in Underlying Portfolios investing primarily in equity and debt securities, respectively, to vary in response to markets, but ordinarily only by 65% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In selecting fixed-income investments for the Underlying Portfolios Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Underlying Portfolios, these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when Alliance believes that conditions favoring them are compelling, lower-rated securities ("junk



22



bonds"). The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in Underlying Portfolios investing in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A to the Strategies' SAI.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance.

Alliance will allow the percentage of the Strategy's net assets invested in each Underlying Portfolio to vary, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

The Strategy invests in a portfolio of Underlying Portfolios investing in equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% in Underlying Portfolios investing in equity securities and 70% in Underlying Portfolios investing in debt securities with a goal of providing reduced volatility and modest upside potential. By investing in the Underlying Portfolios, Alliance efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between Underlying Portfolios that invest in growth and value equity investment styles, and between Underlying Portfolios that invest in U.S. and non-U.S. markets. Alliance selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, Alliance may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments, Alliance is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Alliance's targeted blend for the Strategy's equity component is an equal weighting of Underlying Portfolios that invest in growth and value stocks (50% each). Alliance will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by (t)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the Strategy's equity component toward the targeted blend. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets.

In addition to blending growth and value styles, Alliance blends each style-based portion of the Strategy's equity component across Underlying Portfolios investing in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, Alliance normally targets a blend of approximately 70% in Underlying Portfolios that invest in equities of U.S. companies and the remaining 30% in Underlying Portfolios that invest in equities of non-U.S. companies. Alliance will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by (t)5% of the Strategy's net assets. Beyond those ranges, Alliance will generally rebalance the Strategy's net assets toward the targeted blend. However, under extraordinary circumstances, when Alliance believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% of the Strategy's net assets.

The growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 50 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the



23


value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


Normally, the Strategy targets a 70% weighting for Underlying Portfolios investing in debt securities and a 30% weighting for Underlying Portfolios investing in equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style allocated to Underlying Portfolios that invest in U.S. companies and the remaining 30% allocated to Underlying Portfolios that invest in non-U.S. companies. Alliance will allow the relative weightings of these geographical subcomponents to vary, but only within by 65% of the Strategy's net assets. Beyond those ranges, Alliance will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, when market conditions favoring one investment style are compelling the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on Alliance's assessment of market conditions.

In selecting fixed-income investments, Alliance may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-indexed bonds). In selecting debt securities these fixed-income investment teams draw on the resources and expertise of Alliance's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios, in which the Strategy invests, will invest in fixed-income securities of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances.

The Strategy may use derivatives, such as options, futures, forwards and swaps. The Strategy may invest up to 15% of its net assets in illiquid securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in Alliance's opinion, the derivatives have economic characteristics similar to that type of investment.

PORTFOLIO HOLDINGS

Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Wealth Strategies monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Strategy, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage of the breakdown of the Strategy's investments by country, sector and industry, as applicable. The Strategies' SAI includes a description of the policies and procedures that apply to disclosure of each Strategy's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS

The following provides information about the objectives and policies of the Underlying Portfolios

Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail: c/o Alliance Global Investor Service

P.O. Box 786003
San Antonio, TX 786003
By Phone: For Information:
(800) 221-5672
For Literature:
(800) 227-4618

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders.


Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(tm) Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge


24


of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.


Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000R Growth Index. While the market capitalizations of companies in the Russell 1000R Growth Index ranged from $[__] million to almost $[__] billion as of [______], 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.


25



The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio, Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and


26


obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are


27


made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

Normally, about 60 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.


The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations


28


and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.


The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.


The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative charac-


29


teristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of [______], 2005, the index's duration was [___] years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o  U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o  floating rate or master demand notes.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(tm) Value Index. While the market capitalizations of companies in the Russell 2500(tm) Value Index ranged from $[__] million to approximately $[__] billion as of [______], 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio


30


to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(tm) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(tm) Growth Index ranged from $[__] million to $[__] billion as of [_____], 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.


Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.


The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a 6 to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.



31


Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF INVESTMENT PRACTICES OF THE UNDERLYING PORTFOLIOS

This section describes the Underlying Portfolios' investment practices and associated risks. Unless otherwise noted, an Underlying Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities

Each Underlying Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, an Underlying Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of an Underlying Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Underlying Portfolios' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is


32


mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Currency Swaps

Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Options and Futures

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by an Underlying Portfolio is "covered" if the Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Portfolio is covered if the Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if an Underlying Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Underlying Portfolio owns or has the right to acquire. An Underlying Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by an Underlying Portfolio were exercised, the Underlying Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Underlying Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. An Underlying Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by an Underlying Portfolio in negotiated transactions are illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Non-U.S. Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only


33


a partial hedge, up to the amount of the premium received, and an Underlying Portfolio could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Portfolio's position, the Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs. For Underlying Portfolios that may invest in options on non-U.S. currencies, see the Underlying Portfolios' SAI for further discussion of the use, risks, and costs of options on non-U.S. currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Underlying Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Underlying Portfolio intends to purchase at a later date.

An Underlying Portfolio will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. An Underlying Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Underlying Portfolio and the currencies and futures contracts subject to outstanding options written by the Underlying Portfolio would exceed 50% of its total assets.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, an Underlying Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

An Underlying Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by an Underlying Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Underlying Portfolio would have to be exercised in order for the Underlying Portfolio to realize any profit and (ii) the Underlying Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Underlying Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Underlying Portfolios will be able to utilize these instruments effectively. In addition, an Underlying Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to an Underlying Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities. Each Underlying Portfolio may lend portfolio securities amounting to not more than 33 1/3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. An Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit an


34


Underlying Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, an Underlying Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, an Underlying Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Underlying Portfolio enters into repurchase agreements.

Rights and Warrants. An Underlying Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but an Underlying Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. If Alliance were to forecast incorrectly the direction of exchange rate, interest rate, and price movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but an Underlying Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If an Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Underlying Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's net asset value.

Forward Non-U.S. Currency Exchange Contracts. An Underlying Portfolio may purchase or sell forward non-U.S. currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward non-U.S. currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

An Underlying Portfolio may enter into a forward non-U.S. currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When Alliance believes that a non-U.S. currency may suffer a substantial decline against the U.S. Dollar, a Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Underlying Portfolio's securities denominated in such non-U.S. currency, or when Alliance believes that the U.S. Dollar may suffer a substantial decline against a non-U.S. currency, an Underlying Portfolio may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount ("position hedge"). An Underlying Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, an Underlying Portfolio may, in the alternative, enter into a forward non-U.S. currency exchange contract to sell a different non-U.S. currency for a fixed U.S. Dollar amount where the Underlying Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward non-U.S. currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Underlying Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Portfolio than if it had not entered into such forward non-U.S. currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for an Underlying Portfolio to hedge against a devaluation that is so generally anticipated that the Underlying Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated


35


currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, an Underlying Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of an Underlying Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by an Underlying Portfolio.

An Underlying Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which an Underlying Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Underlying Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o  Enter into foreign currency exchange contracts;

o  Enter into swap transactions;

o  Enter into repurchase agreements and reverse repurchase agreements;

o  Enter into standby commitment agreements;

o  Invest in convertible securities;

o  Invest up to 15% of its total assets in illiquid securities;

o  Invest in the securities of supranational agencies and other
"semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o  Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o  Invest in variable, floating, and inverse floating rate investments; and

o  Invest in zero coupon and interest-only or principal-only securities.

More information about the Underlying Portfolio's investment practices and associated risks can be found in the Strategies' SAI.

Future Developments

An Underlying Portfolio may, with appropriate notice to shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover

Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.


36


PORTFOLIO HOLDINGS

Alliance publishes a complete schedule of the portfolio holdings for the Underlying Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Underlying Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities an Underlying Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Underlying Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Underlying Portfolio's holdings. These policies and procedures are also available at www.AllianceBernstein.com.


MANAGEMENT OF THE STRATEGIES
-------------------------------------------------------------------------------

ADVISER


As noted above, each Strategy's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2005 totaling approximately $516 billion (of which approximately $[___] billion represented assets of investment companies). As of June 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including [__] of the nation's Fortune 100 companies), for public employee retirement funds in [__] states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The [__] registered investment companies, with more than [___] separate portfolios, managed by Alliance currently have approximately [___] million shareholder accounts.

Alliance provides investment advisory services and order placement facilities to the Strategies. For these advisory services, each of the Strategies paid Alliance during the fiscal year ended August 31, 2005 a percentage of average daily net assets as follows:

                             Fee as Strategy
                           average percentage
                            of average daily       Fiscal Year or
Strategy                      net assets*           Period Ended
--------                   ------------------    ------------------
AllianceBernstein
  Wealth Appreciation
  Strategy                       [___]%               8/31/05

AllianceBernstein
  Balanced Wealth
  Strategy                       [___]%               8/31/05

AllianceBernstein
  Wealth Preservation
  Strategy                       [___]%               8/31/05

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers.

A discussion of the basis of the Board of Trustees approval of a Strategy's investment advisory contract is available in the Strategy's annual report for the fiscal year ended August 31, 2005.

PORTFOLIO MANAGER

The management of and investment decisions for the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance's growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance's large internal research staff. Day-to-day responsibility for coordinating the Strategies' investments resides with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team. Mr. Masters is an Executive Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since 2002. Prior to 2002, Mr. Masters was Alliance's Chief Investment Officer for Emerging Markets Value Equities.

The Strategies' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Strategies.


LEGAL PROCEEDINGS

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


37


(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Strategies. On September 7, 2004, each Strategy's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Trustees of the Strategies (the "Independent Trustees") have initiated an investigation of the abovementioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits malting factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Strategies as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS

Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by Alliance in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and



38


which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


Set forth below is performance data provided by Alliance relating to the Historical Accounts managed by investment teams that manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through [______], 2005. The aggregate assets for the Historical Accounts managed by each investment team as of [______], 2005 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. Net performance figures for the Treasury Inflation Protected Securities (TIPS) Composite have been calculated by deducting the highest fee payable by an account of this type; 0.20% of assets, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000 Growth index is designed to include those Russell 1000 securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000 Value index is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2500(tm) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(tm) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes - three for value and five for growth including forward looking variables. Prior to May 30, 2003, all securities were classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Bond) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The Lehman Brothers High Yield Index (2% Constrained) covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.


39


The Lehman 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by Alliance's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by Alliance in managing a Strategy were to perform relatively poorly, and/or if Alliance were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.



40



HISTORICAL ACCOUNTS

Net of fees performance

For periods ended [______], 2005, with their Aggregate Assets as of [______],
2005


                                          Assets                                                         Since      Inception
Investment Teams & Benchmarks         (in millions)     1 Year      3 Years     5 Years    10 Years    Inception       Dates
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Growth                   $[______]      [____]%      [____]%     [____]%     [____]%     [____]%*      12/31/77
  Russell 1000 Growth                                  [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Value                    $[______]      [____]%      [____]%     [____]%                 [____]%       3/31/99
  Russell 1000 Value                                   [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S Small / Mid Cap Value               $[______]      [____]%      [____]%                             [____]%       12/31/00
  Russell 2500 Value                                   [____]%      [____]%                             [____]%
--------------------------------------------------------------------------------------------------------------------------------
International Large Cap Growth          $[______]      [____]%      [____]%     [____]%     [____]%     [____]%       12/31/90
  MSCI EAFE Growth                                     [____]%      [____]%     [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
International Large Cap Value           $[______]      [____]%      [____]%                             [____]%       3/31/01
  MSCI EAFE Value                                      [____]%      [____]%                             [____]%
--------------------------------------------------------------------------------------------------------------------------------
Global Real Estate                      $[______]      [____]%                                          [____]%       9/30/03
  FTSE EPRA/NAREIT Index                               [____]%                                          [____]%
--------------------------------------------------------------------------------------------------------------------------------
TAXABLE BONDS
Intermediate Duration Bonds             $[______]      [____]%      [____]%     [____]%     [____]%     [____]%       12/31/86
  Lehman Aggregate Bond                                [____]%      [____]%     [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Composite          $[______]      [____]%      [____]%     [____]%     [____]%     [____]%**     12/31/86
  Lehman Brothers High Yield Index
  (2% Constrained)                                     [____]%      [____]%     [____]%     [____]%
--------------------------------------------------------------------------------------------------------------------------------
TIPS                                    $[______]      [____]%      [____]%     [____]%                 [____]%       3/31/99
  Lehman 1-10 Year TIPS                                [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------
Short Duration Bonds                    $[______]      [____]%      [____]%     [____]%                 [____]%       12/31/95
  Merrill Lynch 1-3 Year Treasury                      [____]%      [____]%     [____]%                 [____]%
--------------------------------------------------------------------------------------------------------------------------------


* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the U.S. Large Cap Growth and that benchmark for that date through [_____] were [____]% and [____]%, respectively.

** The inception date for the Lehman Brothers High Yield Index (2% Constrained) was November 30, 1991; the total returns for the U.S High Yield Bond Composite and that benchmark for that date through [_____] were [____]% and [____]%, respectively.



41


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES


AGIS acts as the transfer agent for the Strategies. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.


42


Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.


GENERAL INFORMATION
-------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close small accounts. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds or Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund or Strategy account and to reduce expenses of the Fund or Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.



43


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44


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Strategies' financial statements, is included in each Strategy's Annual Report, which is available upon request.


45




                                                   Income from Investment Operations
                                             ---------------------------------------------
                                                             Net Realized    Net Increase
                                Net Asset                   and Unrealized    (Decrease)
                                  Value,          Net       Gain (Loss) on   in Net Asset
                                Beginning      Investment     Investment      Value from
                                of Period     Income (a)(b)  Transactions     Operations
                              -------------  -------------  -------------  ---------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from September 2,
2003* to August 31, 2004           10.00            .03            .91            .94

Class R
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from February 17,
2004** to August 31, 2004          11.29            .02           (.42)          (.40)

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from September 2,
2003* to August 31, 2004           10.00            .15            .73            .88

Class R
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from February 17,
2004** to August 31, 2004          10.99            .08           (.25)          (.17)

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from September 2,
2003* to August 31, 2004           10.00            .18            .55            .73

Class R
Year ended August 31, 2005        $[____]        $[____]        $[____]        $[____]
Period from February 17,
2004** to August 31, 2004          10.66            .11           (.09)           .02

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]        $[____]        $[____]



                                          Less Dividends and Distributions
                                  -----------------------------------------------
                                    Dividends     Distributions
                                     from Net      in Excess of    Distributions
                                    Investment   Net Investment     from Netand
                                     Income           Income       Realized Gains
                                  -------------   -------------   ---------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from September 2,
2003* to August 31, 2004               (.03)              0                0

Class R
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from February 17,
2004** to August 31, 2004                 0               0                0

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from September 2,
2003* to August 31, 2004               (.10)              0                0

Class R
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from February 17,
2004** to August 31, 2004              (.05)              0                0

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from September 2,
2003* to August 31, 2004               (.11)              0                0

Class R
Year ended August 31, 2005           $[____]         $[____]          $[____]
Period from February 17,
2004** to August 31, 2004              (.06)              0                0

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]         $[____]          $[____]



*  The Strategy commenced operations on this date.

**  Commencement of distribution.

(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by Alliance and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, each Strategy's investment policies were modified. As a result, each Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(d)  Annualized.



46




                                                                Total
                                   Total      Net Asset      Investment
                                Dividends       Value,      Return Based
                                   and          End of      on Net Asset
                              Distributions     Period         Value(c)
                              -------------  -------------  -------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from September 2,
2003* to August 31, 2004            (.03)         10.91           9.36

Class R
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from February 17,
2004** to August 31, 2004              0          10.89          (3.54)

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from September 2,
2003* to August 31, 2004            (.10)         10.78           8.83

Class R
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from February 17,
2004** to August 31, 2004           (.05)         10.77          (1.54)

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from September 2,
2003* to August 31, 2004            (.11)         10.62           7.31

Class R
Year ended August 31, 2005        $[____]        $[____]         [____]%
Period from February 17,
2004** to August 31, 2004           (.06)         10.62            .21

Class K
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                $[____]        $[____]         [____]%



                                                            Ratios/Supplemental Data
                                 -----------------------------------------------------------------------------
                                                        Ratios to Average Net Assets of:
                                                  -------------------------------------------
                                                     Expenses,      Expenses,
                                                      Net of        Before
                                   Net Assets,       Waivers/       Waivers/          Net
                                  End of Period     Reimburse-     Reimburse-     Investment      Portfolio
                                 (000's Omitted)     ments(d)       ments(d)     Income(b)(d)   Turnover Rate
                                 ---------------  -------------  -------------  -------------  ---------------
AllianceBernstein
Wealth Appreciation Strategy

Class A
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from September 2,
2003* to August 31, 2004             91,136            1.55           2.03            .33             28

Class R
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from February 17,
2004** to August 31, 2004                10            1.70           2.18            .32             28

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%

AllianceBernstein
Balanced Wealth Strategy

Class A
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from September 2,
2003* to August 31, 2004            185,724            1.25           1.67           1.57             59

Class R
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from February 17,
2004** to August 31, 2004                10            1.40           1.79           1.48             59

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%

AllianceBernstein
Wealth Preservation Strategy

Class A
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from September 2,
2003* to August 31, 2004             64,467            1.26           1.91           1.90            126

Class R
Year ended August 31, 2005           $[____]          [____]%        [____]%        [____]%        [____]%
Period from February 17,
2004** to August 31, 2004                12            1.40           2.10           1.91            126

Class K
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%

Class I
Period from May 23, 2005**
to August 31, 2005                   $[____]          [____]%        [____]%        [____]%        [____]%




47


For more information about the Strategies, the following documents are available upon request:

o  Annual and Semi-Annual Reports to Shareholders

The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the auditor's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategies are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549.


On the Internet: www.sec.gov

-------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------


You also may find these documents and more information about Alliance and the Strategies on the Internet at www.AllianceBernstein.com.

AllianceBernstein Portfolios: 811-05088


o Wealth Appreciation Strategy

o Balanced Wealth Strategy

o Wealth Preservation Strategy


RETWEALSTRATPRO1005




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                        THE ALLIANCEBERNSTEIN PORTFOLIOS:

                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                        (collectively, the "Strategies")

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                   c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                             ________________, 2005

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     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategies' current prospectus offering Class A shares, Class B shares, Class C shares and Advisor Class shares dated ________________, 2005, as revised or supplemented from time to time, and with the current prospectus of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy offering Class A shares, Class R shares, Class K shares and Class I shares dated ___________________, 2005, as revised or supplemented from time to time (each, a "Prospectus," and together, the "Prospectuses"). Financial statements for the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy for the fiscal year ended August 31, 2005 are included in the Strategies' annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

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                                TABLE OF CONTENTS
                                -----------------

INVESTMENT POLICIES AND PRACTICES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE STRATEGIES

STRATEGY TRANSACTIONS

EXPENSES OF THE STRATEGIES

PURCHASE OF SHARES

REDEMPTION AND REPURCHASE OF SHARES

SHAREHOLDER SERVICES

NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL INFORMATION

FINANCIAL STATEMENTS

APPENDIX A - Corporate Bond Ratings                                          A-1

APPENDIX B - Policies and Procedures for Voting Proxies                      B-1

(R): This mark is used under license from the owner, Alliance Capital Management L.P.

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                        INVESTMENT POLICIES AND PRACTICES

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     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectuses of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced
Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of The AllianceBernstein Portfolios (the "Trust"). The Trust is a diversified, open-end investment company. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust may not change this policy without a shareholder vote. Class R shares, Class K shares and Class I shares are available only for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein
Wealth Preservation Strategy.


     The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy invest directly in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles that are also managed by Alliance Capital Management L.P. (the "Underlying Portfolios"), rather than directly in securities.


     The investment practices described below may be used by the Strategies either directly or, for those Strategies that invest in Underlying Portfolios, indirectly.

Stripped Mortgage-Related Securities
------------------------------------

     Each Strategy may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Strategy may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Foreign Currency Exchange Transactions
--------------------------------------

     Each Strategy may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. ("Alliance") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Strategies may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Strategy contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Strategies may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, the Strategies may also enter into contracts to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Strategies may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     Each Strategy may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Strategy intends to buy are denominated, when the Strategy holds cash or short-term investments). For position hedging purposes, each Strategy may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Strategies may also purchase or sell foreign currency on a spot basis.

     A Strategy's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Alliance will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Strategy.

Repurchase Agreements
---------------------

     The repurchase agreements referred to in the Strategies' Prospectuses are agreements by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Strategies the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Strategies would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Strategies may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

Illiquid or Non-Publicly Traded Securities
------------------------------------------


     The Strategies may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Strategy may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Each Strategy will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, Alliance will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

Descriptions of Certain Money Market
Securities in Which the Strategies May Invest
---------------------------------------------

     CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by Alliance to be readily marketable.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

     VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch").

Asset-Backed Securities
-----------------------

     The Strategies may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

Investment in Other Investment Companies
----------------------------------------

     The Strategies may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. If the Strategies' Trustees approve investments by the Strategies in other investment companies advised by Alliance (as is the case with The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy), no shareholder approval would be required. Investing in shares of other investment companies advised by Alliance involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including advisory fees and other operating expenses. The Strategies would invest in other investment companies advised by Alliance only if Alliance were to determine that such additional expenses would likely be outweighed by the benefits of such investments relative to direct investments in portfolio securities, such as increased diversification and reduced transaction costs.


     Exchange-Traded Funds. Exchange-traded funds ("ETFs") are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an investment company, the Strategy would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Strategy would continue to pay its own investment management fees and other expenses. As a result, the Strategy and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Lending of Securities
---------------------

     The Strategies may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the "SEC"), such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Strategy would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Strategy would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Strategy would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.


     Each Strategy may lend portfolio securities to the extent permitted under the 1940 Act (currently limited to 33 1/3% of a Strategy's assets) or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

     Each Strategy may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Strategy anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Strategy purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Strategy is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Strategy's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     A Strategy will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Strategy may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.

     Although none of the Strategies intends to make such purchases for speculative purposes and each Strategy intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation).

Options
-------

     OPTIONS ON SECURITIES. Each Strategy may write and purchase call and put options on securities. Each Strategy intends to write only covered options. This means that so long as a Strategy is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Strategy might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Strategy will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     Effecting a closing transaction in the case of a written call option will permit a Strategy to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit a Strategy to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Strategy to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Strategy, provided that another option on such securities is not written. If a Strategy desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     A Strategy will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Strategy is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Strategy is more than the premium paid for the original purchase. Conversely, a Strategy will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

     A Strategy may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Strategy determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Strategy's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Strategy's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Strategy's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Strategy may elect to close the position or retain the option until it is exercised, at which time the Strategy will be required to take delivery of the security at the exercise price; the Strategy's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

     Each of the Strategies may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     Each of the Strategies may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Strategy may purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

     Each Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities.


     OPTIONS ON SECURITIES INDEXES. Each Strategy may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Strategy is obligated as the writer of the call option, the Strategy holds securities the price changes of which are expected by Alliance to replicate substantially the movement of the index or indexes upon which the options written by the Strategy are based. A put option on a securities index written by a Strategy will be considered covered if, so long as it is obligated as the writer of the put option, the Strategy maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     A Strategy may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Strategy will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

     The purchase of call options on securities indexes may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     FUTURES CONTRACTS. Each Strategy may enter into futures contracts, including interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies are generally used as a hedge and not for speculation.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

     Each Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Strategies could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Strategies may also engage in currency "cross hedging" when, in the opinion of Alliance, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Strategies may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.

Forward Currency Exchange Contracts
-----------------------------------


     Each Strategy may enter into forward currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Strategies intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Strategy seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Strategy may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Strategy intends to acquire. A Strategy also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Strategies may engage in currency "cross hedging" when, in the opinion of Alliance, the historical relationship among foreign currencies suggests that a Strategy may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

     If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     Each Strategy has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Strategy will segregate and mark to market liquid assets in an amount at least equal to the Strategy's obligations under any Forward Contracts.

Options on Foreign Currencies
-----------------------------

     Each Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Strategy may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Strategy also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A STRATEGY'S PORTFOLIO. The Strategies' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

     Stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

     The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

     The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

     Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Strategies are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Strategy in connection with such transactions.

     If a Strategy purchases futures or options in order to hedge against a possible increase in the price of securities before the Strategy is able to invest its cash in such securities, the Strategy faces the risk that the market may instead decline. If the Strategy does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Strategy may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     In writing a call option on a security, foreign currency, index or Futures Contract, a Strategy also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Strategy writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Strategy may not be fully covered. As a result, the Strategy could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Strategy's portfolio securities.

     The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Strategy's portfolio. When a Strategy writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Strategy will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

     When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Strategy will incur a loss which may only be partially offset by the amount of the premium the Strategy receives. Moreover, by writing an option, a Strategy may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

     In the event of the occurrence of any of the foregoing adverse market events, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

     With respect to the writing of straddles on securities, a Strategy incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Strategy with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Strategy may have an option exercised against it regardless of whether the price of the security increases or decreases.

     If any of the foregoing adverse market events occurs, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Strategy, and the Strategy could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Strategy has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of Alliance, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Strategies' ability to hedge their portfolios effectively, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Strategies will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Strategy has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Strategy for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Strategy only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Strategy's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Strategy might pay more to repurchase the option contract than the Strategy would pay to close out a similar exchange-traded option.

     MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Strategies purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Strategy or decreases in the prices of securities the Strategy intends to acquire. When a Strategy writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Strategy to greater risk.

     TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Strategy assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategies from responding to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

     Unlike transactions entered into by the Strategies in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by Alliance.

     Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Strategies are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Economic Effects and Limitations
--------------------------------

     Income earned by a Strategy from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Strategy, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Strategy's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     No Strategy will "over-hedge," that is, a Strategy will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

     Each Strategy's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Strategy will be able to use these instruments effectively for the purposes set forth above.

     The Strategies' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Strategy's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Strategy's book income may be required to be made in order to meet tax requirements.

Future Developments
-------------------

     The foregoing discussion relates to each Strategy's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Strategy may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     Except as described below and except as otherwise specifically stated in the Prospectuses or this SAI, the investment policies of each Strategy set forth in the Prospectuses and in this SAI are not fundamental and may be changed without shareholder approval.

     Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Strategy's outstanding voting securities. The terms "Shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectuses and SAI mean the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

     The Strategies will not:


     (1) Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.


     For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.


     (2) Act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act").


     (3) Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.


     (4) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.


     (5) Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.


     (6) Purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts.


     As a matter of fundamental policy, each Strategy is diversified.



     As a matter of non-fundamental policy, each Strategy has adopted a policy that provides that the Strategy may not purchase securities on margin, except
(i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     Whenever any investment restriction states a maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board of Trustees (see "Management of the Strategies" in the Prospectuses).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2005, totaling approximately $516 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.0% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns [100,000] general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


     As of June 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.1% in Alliance. As of June 30, 2005, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

Advisory Agreement and Expenses
-------------------------------

     Alliance serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Trust's Board of Trustees. The Advisory Agreement provides that Alliance will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.


     Alliance is compensated for its services at the following annual rates applicable to the average daily net asset value of each Strategy:

               Strategy                          Annual Percentage Rate
               --------                          ----------------------

AllianceBernstein Wealth Appreciation
Strategy                                 0.65% of the first $2.5 billion
                                         0.55% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.50% of the excess over $5 billion
AllianceBernstein Balanced Wealth
Strategy                                 0.55% of the first $2.5 billion
                                         0.45% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.40% of the excess over $5 billion
AllianceBernstein Wealth Preservation
Strategy                                 0.55% of the first $2.5 billion
                                         0.45% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.40% of the excess over $5 billion
AllianceBernstein Tax-Managed Wealth
Appreciation Strategy                    0.55% of the first $2.5 billion
                                         0.45% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.40% of the excess over $5 billion
AllianceBernstein Tax-Managed Balanced
Wealth Strategy                          0.55% of the first $2.5 billion
                                         0.45% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.40% of the excess over $5 billion
AllianceBernstein Tax-Managed Wealth
Preservation Strategy                    0.55% of the first $2.5 billion
                                         0.45% of the excess over $2.5 billion
                                         up to $5 billion
                                         0.40% of the excess over $5 billion

     Alliance has contractually agreed to waive its fees and bear certain expenses in respect of each of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy so that total expenses do not exceed on an annual basis 1.50% for Class A shares, 2.20% for Class B and Class C shares, 1.20% for Advisor Class shares and, in the case of AllianceBernstein Wealth Appreciation Strategy only, 1.70% for Class R shares, and in respect of each of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy so that total expenses do not exceed on an annual basis 1.20% for Class A shares, 1.90% for Class B and Class C shares, 0.90% for Advisor Class shares and, in the case of AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy only, 1.40% for Class R shares. Effective as of January 1, 2004, Alliance waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees for AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy to 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion and for AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of each Strategy's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to those amounts.


     During the fiscal year ended August 31, 2005, Alliance earned $_______ in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy ($______ of which was waived), $_______ in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy ($______ of which was waived), $_______ in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy ($______ of which was waived), $_______ in management fees from the AllianceBernstein Wealth Preservation Strategy ($______ of which was waived), $_______ in management fees from the AllianceBernstein Balanced Wealth Strategy ($______ of which was waived), and $_______ in management fees from the AllianceBernstein Wealth Appreciation Strategy ($______ of which was waived). During the fiscal year ended August 31, 2004, Alliance earned $778,029 in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy ($475,745 of which was waived) and $989,778 from the AllianceBernstein Tax-Managed Balanced Wealth Strategy ($623,806 of which was waived). During the period September 2, 2003 through August 31, 2004, Alliance earned $401,841 from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy ($367,176 of which was waived), $696,291 from the AllianceBernstein Wealth Preservation Strategy ($630,525 of which was waived), $1,476,741 from the AllianceBernstein Balanced Wealth Strategy ($826,362 of which was waived) and $1,237,739 from the AllianceBernstein Wealth Appreciation Strategy ($662,311 of which was waived). During the period May 1, 2003 through August 31, 2003, Alliance earned $239,530 in management fees from the Alliance Bernstein Tax-Managed Wealth Preservation Strategy ($90,491 of which was waived) and $212,358 from the AllianceBernstein Tax-Managed Balanced Wealth Strategy. During the fiscal year ended April 30, 2003, Alliance earned $621,442 in management fees from the Tax-Managed Wealth Preservation Strategy ($257,621 of which was waived) and $677,258 from the Tax-Managed Balanced Wealth Strategy.


     The Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Strategy, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of Alliance cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Advisory Agreement with respect to the Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a special meeting held on June 15, 2005.


     Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by Alliance, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder. Alliance controls the word "Alliance" in the names of the Trust and each Strategy, and if Alliance should cease to be the investment manager of any Strategy, the Trust and such Strategy may be required to change their names to delete the word "Alliance" from their names.


     The Advisory Agreement provides that Alliance shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Certain other clients of Alliance may have investment objectives and policies similar to those of the Strategies. Alliance may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Alliance to the accounts involved, including the Strategies. When two or more of Alliance's clients (including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.


     Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and ACM Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.


Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------


     The management of and investment decisions for the Strategies' portfolios are made by the Blend Investment Policy Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Mr. Drew Demakis, Mr. Thomas J. Fontaine, Mr. Joshua Lisser, Mr. Seth Masters and Mr. Christopher Nikolich. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Strategies' prospectus.


(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


     The dollar ranges of the Strategies' equity securities owned directly or beneficially by the Strategies' portfolio managers are set forth below:


             DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGIES(2)

                              As of August 31, 2005

      - Tax Managed Balanced Wealth Strategy

      Mr. Drew Demakis                             [________]
      Mr. Thomas J. Fontaine                       [________]
      Mr. Joshua Lisser                            [________]
      Mr. Seth Masters                             [________]
      Mr. Christopher Nikolich                     [________]

      - Tax Managed Wealth Appreciation Strategy

      Mr. Drew Demakis                             [________]
      Mr. Thomas J. Fontaine                       [________]
      Mr. Joshua Lisser                            [________]
      Mr. Seth Masters                             [________]
      Mr. Christopher Nikolich                     [________]

      - Tax Managed Wealth Preservation Strategy

      Mr. Drew Demakis                             [________]
      Mr. Thomas J. Fontaine                       [________]
      Mr. Joshua Lisser                            [________]
      Mr. Seth Masters                             [________]
      Mr. Christopher Nikolich                     [________]
                                                   [________]
      - Balanced Wealth Strategy

      Mr. Drew Demakis                             [________]
      Mr. Thomas J. Fontaine                       [________]
      Mr. Joshua Lisser                            [________]
      Mr. Seth Masters                             [________]
      Mr. Christopher Nikolich                     [________]

      - Wealth Appreciation Strategy

      Mr. Drew Demakis(3)                     [___________________]
      Mr. Thomas J. Fontaine                  [___________________]
      Mr. Joshua Lisser(4)                    [___________________]
      Mr. Seth Masters(5)                     [___________________]
      Mr. Christopher Nikolich                [___________________]

      - Wealth Preservation Strategy

      Mr. Drew Demakis                             [_________]
      Mr. Thomas J. Fontaine                       [_________]
      Mr. Joshua Lisser                            [_________]
      Mr. Seth Masters(6)                          [_________]
      Mr. Christopher Nikolich                     [_________]

----------

(2) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


(3) For information presented as of August 31, 2005, with respect to Mr. Demakis, if unvested shares awarded for fiscal year ended 2005 and previous years under the Plans were included, the range would be "$[________________]."


(4) For information presented as of August 31, 2005, with respect to Mr. Lisser, if unvested shares awarded for fiscal year ended 2005 and previous years under the Plans were included, the range would be "$[________________]."


(5) For information presented as of August 31, 2005, with respect to Mr. Masters, if unvested shares awarded for fiscal year ended 2005 and previous years under the Plans were included, the range would be "$[________________]."


(6) For information presented as of August 31, 2005, with respect to Mr. Masters, if unvested shares awarded for calendar year 2004 and previous years under the Plans were included, the range would be "$[----------------]."


     As of August 31, 2005, Alliance Capital employees had approximately $[________________] invested in shares of Balanced Wealth Strategy, $[________________] in shares of Wealth Preservation Strategy and $[________________] in shares of Wealth Appreciation Strategy through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts. As of August 31, 2005, Alliance Capital employees had approximately $[________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


     The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.


- Tax-Managed Balanced Wealth Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------


- Tax-Managed Wealth Appreciation Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------


- Tax Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------


- Balanced Wealth Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------


- Wealth Appreciation Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[______]
--------------------------------------------------------------------------------


- Wealth Preservation Strategy

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                           Total        Total        Investment    Investment
                           Number of    Assets of    Companies     Companies
                           Registered   Registered   Managed       Managed
                           Investment   Investment   with          with
                           Companies    Companies    Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]    [______]     $[______]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]    [______]     $[______]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]    [______]     $[______]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]    [______]     $[______]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]    [______]     $[______]
--------------------------------------------------------------------------------


- All Strategies

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Pooled        of Pooled
                           Total        Total        Investment    Investment
                           Number of    Assets of    Vehicles      Vehicles
                           Pooled       Pooled       Managed       Managed
                           Investment   Investment   with          with
                           Vehicles     Vehicles     Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------


- All Strategies

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                     Number
                                                     of
                           Total        Total        Other
                           Number       Assets       Accounts      Total Assets
                           of           of           Managed       of Other
                           Other        Other        with          Accounts with
                           Accounts     Accounts     Performance-  Performance-
Portfolio Manager          Managed      Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis           [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Thomas J. Fontaine     [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Joshua Lisser          [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Seth Masters           [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------
Mr. Christopher Nikolich   [______]     $[_______]   [______]      $[__________]
--------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure


     As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


     Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


     Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


     Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


     Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.


     To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


Portfolio Manager Compensation


     Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.


     (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(7)


----------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


     (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Trustee Information
-------------------

     The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

Name, Address and Date of                                Portfolios in Fund   Other Trusteeships and
    Birth of Trustee          Principal Occupation(s)   Complex Overseen by    Directorships Held by
     (Year Elected*)            During Past 5 Years           Trustee                 Trustee

                                          Interested Trustee
                                          ------------------

Marc O. Mayer**               Executive Vice President        [81]            [SCB Partners, Inc.
1345 Avenue of the Americas   of ACMC since 2001;                             and SCB, Inc.]
New York, NY 10105            prior thereto, Chief
10/02/57 (2003)               Executive Officer of
                              Sanford C. Bernstein &
                              Co., LLC ("SCB & Co.")
                              and its predecessor
                              since prior to 2000.

                                        Disinterested Trustees
                                        ----------------------

Chairman of the Board         Investment adviser and          [108]                   None
                              an independent
                              consultant.
William H. Foulk, Jr. #+      Formerly Senior Manager
2 Sound View Drive            of Barrett Associates,
Suite 100                     Inc., a registered
Greenwich, CT 06830           investment adviser, with
09/07/32 (1998)               which he had been
                              associated since prior
                              to 2000. He was formerly
                              Deputy Comptroller and
                              Chief Investment Officer
                              of the State of New York
                              and, prior thereto,
                              Chief Investment Officer
                              of the New York Bank for
                              Savings.

Ruth Block ***#               Formerly: Executive Vice        [105]                   None
500 S.E. Mizner Blvd.         President and Chief
Boca Raton, FL 33432          Insurance Officer of The
11/07/30 (1993)               Equitable Life Assurance
                              Society of the United
                              States; Chairman and
                              Chief Executive Officer
                              of Evlico (insurance);
                              Director of Avon, BP
                              (oil and gas), Ecolab
                              Incorporated (specialty
                              chemicals), Tandem
                              Financial Group and
                              Donaldson, Lufkin &
                              Jenrette Securities
                              Corporation; Governor at
                              Large, National
                              Association of
                              Securities Dealers, Inc.

David H. Dievler #            Independent Consultant.         [107]                   None
P.O. Box 167                  Until December 1994 he
Spring Lake, NJ 07762         was Senior Vice
10/23/29 (1999)               President of ACMC
                              responsible for mutual
                              fund administration.
                              Prior to joining ACMC in
                              1984, he was Chief
                              Financial Officer of
                              Eberstadt Asset
                              Management since 1968.
                              Prior to that he was a
                              Senior Manager at Price
                              Waterhouse & Co. Member
                              of the American
                              Institute of Certified
                              Public Accountants since
                              1953.

John H. Dobkin #              Consultant. Formerly            [105]                   None
P.O. Box 12                   President of Save
Annandale, NY 12504           Venice, Inc.
02/19/42 (1999)               (preservation
                              organization) from 2001
                              - 2002; Senior Advisor
                              from June 1999 - June
                              2000 and President of
                              Historic Hudson Valley
                              from December 1989 - May
                              1999. Previously,
                              Director of the National
                              Academy of Design and
                              during 1988-1992,
                              Director and Chairman of
                              the Audit Committee of
                              ACMC.

Michael J. Downey #           Consultant since January        [80]            Asia Pacific Inc.; and
c/o Alliance Capital          2004.  Formerly managing                        the Merger Fund
Management L.P.               partner of Lexington
1345 Avenue of the Americas   Capital, LLC (investment
New York, NY 10105            advisory firm) from 1997
1/26/44 (2005)                until December 2003.
Attn: Phil Kirstein           Prior thereto, Chairman
                              and CEO of Prudential
                              Mutual Fund Management
                              from 1987 to 1993.

D. James Guzy #               Chairman of the Board of        [1]             Intel Corporation
P.O. Box 128                  PLX Technology                                  (semi-conductors);
Glenbrook, NV 89413           (semi-conductors) and                           Cirrus Logic
3/7/36 (2005)                 SRC Computers Inc., with                        Corporation
                              which he has been                               (semi-conductors);
                              associated since prior                          Novellus Corporation
                              to 2000. He is also                             (semi-conductor
                              President of the Arbor                          equipment); Micro
                              Company (private family                         Component Technology
                              of investments).                                (semi-conductor
                                                                              equipment); the Davis
                                                                              Selected Advisers
                                                                              Group of Mutual Funds;
                                                                              and LogicVision

Marshall C. Turner, Jr. #     Principal of Turner             [1]             Toppan Photomasks,
220 Montgomery Street         Venture Associates                              Inc.; the George Lucas
Penthouse 10                  (venture capital and                            Educational
San Francisco, CA             consulting) since prior                         Foundation; Chairman
94104-3402                    to 2000. Chairman and                           of the Board of the
10/10/41 (2005)               CEO, DuPont Photomasks,                         Smithsonian's National
                              Inc., Austin, Texas,                            Museum of Natural
                              2003-2005, and President                        History
                              and CEO since company
                              acquired, and name
                              changed to Toppan
                              Photomasks, Inc. in 2005
                              (semi-conductor
                              manufacturing services).


----------
*    There is no stated term of office for the Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of Alliance. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of Alliance.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+    Member of the Fair Value Pricing Committee.


     The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


     The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met [_____] time during the Strategies' most recently completed fiscal year.


     The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee met [_____] times during the Strategies' most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met [_______] times during the Fund's most recently completed fiscal year.


     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [______] times during the Fund's most recently completed fiscal year.


     The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                          Aggregate Dollar Range
                             Dollar Range of Equity      of Equity Securities in
                               Securities in the          the AllianceBernstein
                                Strategies as of            Fund Complex as of
    Name of Trustee            December 31, 2004            December 31, 2004
    ---------------            -----------------            -----------------

Marc O. Mayer                         None                    over $100,000
Ruth Block                            None                    over $100,000
David H. Dievler                      None                    over $100,000
John H. Dobkin                        None                    over $100,000
William H. Foulk, Jr.                 None                    over $100,000
Michael J. Downey            [_____________________]          over $100,000
D. James Guzy                         None                   $10,001-$50,000
Marshall C. Turner, Jr.               None                    over $100,000

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information
-------------------

     Certain information concerning the Strategies' officers is set forth below.

                                   Positions Held          Principal Occupation
Name, Address* and Date of Birth   with Trust              During Past 5 Years
--------------------------------   ----------              -------------------

Marc O. Mayer, 10/02/57            President               See biography above.

Philip L. Kirstein, 05/29/45       Senior Vice President   Senior Vice President
                                   and Independent         and Independent
                                   Compliance Officer      Compliance Officer of
                                                           the AllianceBernstein
                                                           Funds, with which he
                                                           has been associated
                                                           since October
                                                           2004. Prior thereto,
                                                           he was Of Counsel to
                                                           Kirkpatrick and
                                                           Lockhart, LLP from
                                                           October 2003 to
                                                           October 2004 and
                                                           General Counsel of
                                                           Merrill Lynch
                                                           Investment Managers,
                                                           L.P. from 2000 until
                                                           March 2003.

Teresa Marziano, 09/01/54          Senior Vice President   Senior Vice President
                                                           of ACMC** since
                                                           October 2000 and
                                                           co-Chief Investment
                                                           Officer of Real
                                                           Estate Investments
                                                           since July 2004.
                                                           Prior thereto, she
                                                           was a Senior Analyst
                                                           of investment
                                                           research at Sanford
                                                           C. Bernstein & Co.,
                                                           Inc. ("Bernstein")**
                                                           since prior to 2000.

Joseph G. Paul, 02/08/60           Senior Vice President   Senior Vice President
                                                           of ACMC**, co-Chief
                                                           Investment Officer of
                                                           Real Estate
                                                           Investments since
                                                           July 2004 and Chief
                                                           Investment Officer of
                                                           Small and Mid
                                                           Capitalization Value
                                                           Equities since 2002.
                                                           He also is Chief
                                                           Investment Officer of
                                                           Advanced Value at
                                                           ACMC** since October
                                                           2000, and he held the
                                                           same position at
                                                           Bernstein** since
                                                           prior to 2000.

Thomas J. Bardong, 04/28/45        Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Stephen Beinhacker, 10/11/64       Vice President          Senior President of
                                                           ACMC**, with which he
                                                           has been associated
                                                           since prior to 2000.

Michael P. Curcio, 09/30/65        Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Robert B. Davidson III, 04/08/61   Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Geoffrey Hauck, 05/02/64           Vice President          Senior President of
                                                           ACMC**, with which he
                                                           has been associated
                                                           since prior to 2000.

Seth J. Masters, 06/04/59          Vice President          Executive Vice
                                                           President of ACMC**
                                                           and Chief Investment
                                                           Officer of Style
                                                           Blend and Core Equity
                                                           Services and head of
                                                           U.S. and Global Style
                                                           Blend teams at ACMC**
                                                           since October 2000.
                                                           Prior thereto, he was
                                                           Chief Investment
                                                           Officer for Emerging
                                                           Markets Value at
                                                           Bernstein** since
                                                           prior to 2000.

Melanie A. May, 12/19/69           Vice President          Vice President of
                                                           ACMC** since 2000.

Jimmy K. Pang, 08/21/73            Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Stephen W. Pelensky, 09/08/55      Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Jeffrey S. Phlegar, 06/28/66       Vice President          Executive Vice
                                                           President of ACMC**,
                                                           with which he has
                                                           been associated since
                                                           prior to 2000.

Karen Sesin, 02/04/59              Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           she has been
                                                           associated since
                                                           2000.

Lawrence J. Shaw, 02/09/51         Vice President          Senior Vice President
                                                           of ACMC**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Christopher M. Toub, 06/15/59      Vice President          Executive Vice
                                                           President of ACMC**,
                                                           with which he has
                                                           been associated since
                                                           prior to 2000.

Greg J. Wilensky, 04/27/67         Vice President          Vice President of
                                                           ACMC** and Director
                                                           of Stable Value
                                                           Investments, with
                                                           which he has been
                                                           associated since
                                                           prior to 2000.

Mark R. Manley, 10/23/62           Clerk                   Senior Vice
                                                           President, Deputy
                                                           General Counsel and
                                                           Chief Compliance
                                                           Officer of ACMC**,
                                                           with which he has
                                                           been associated
                                                           since prior to 2000.

Andrew L. Gangolf, 08/15/54        Assistant Clerk         Senior Vice President
                                                           and Assistant General
                                                           Counsel of
                                                           AllianceBernstein
                                                           Investment Research
                                                           and Management, Inc.
                                                           ("ABIRM")**, with
                                                           which he has been
                                                           associated since
                                                           prior to 2000.

Mark D. Gersten, 10/04/50          Treasurer and Chief     Senior Vice President
                                   Financial Officer       of Alliance Global
                                                           Investor Services,
                                                           Inc. ("AGIS")** and
                                                           Vice President of
                                                           ABIRM**, with which
                                                           he has been
                                                           associated since
                                                           prior to 2000.

Vincent S. Noto, 12/14/64          Controller              Vice President of
                                                           AGIS**, with which he
                                                           has been associated
                                                           since prior to 2000.

----------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

     The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2005, the aggregate compensation paid to each of the Trustees during calendar year 2004 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                             Total Number
                                                             Total Number   of Investment
                                                            of Investment     Portfolios
                                                             Companies in       within
                                                             the Alliance    the Alliance
                                              Total         Bernstein Fund    Bernstein
                                           Compensation        Complex,     Fund Complex,
                                             from the         Including     Including the
                                             Alliance      the Strategies,  Strategies, as
                            Aggregate     Bernstein Fund   as to Which the   to Which the
                          Compensation       Complex,        Trustee is a    Trustee is a
                            From the        Including        Director or     Director or
Name of Trustee            Strategies       the Trust          Trustee         Trustee
---------------            ----------       ---------          -------         -------

Marc O. Mayer                       $0            $0             [37]            [81]
Ruth Block                 $[________]      $223,200             [39]           [105]
David H. Dievler           $[________]      $268,250             [41]           [107]
John H. Dobkin             $[________]      $252,900             [39]           [105]
William H. Foulk, Jr.      $[________]      $465,250             [36]           [108]
Michael J. Downey                   $0            $0             [36]            [80]
D. James Guzy                       $0       $25,350              [1]             [1]
Marshall C. Turner, Jr.             $0       $25,350              [1]             [1]


     As of December [_____], 2005, the Trustees and officers of the Strategies as a group owned less than 1% of the shares of each Strategy.

--------------------------------------------------------------------------------

                              STRATEGY TRANSACTIONS

--------------------------------------------------------------------------------

     Under the general supervision of the Trustees, Alliance makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to Alliance. Neither the Strategies nor Alliance has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to Alliance for use in rendering investment advice to the Strategies, such information may be supplied at no cost to Alliance and, therefore, may have the effect of reducing the expenses of Alliance in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, Alliance believes that its receipt probably does not reduce the overall expenses of Alliance to any material extent.


     The investment information provided to Alliance is of the type described in
Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment Alliance's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by Alliance in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

     Aggregate securities transactions during the fiscal year ended August 31, 2005 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $[_________] and, in connection therewith, brokerage commissions of $[___] (.[___]%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $[________] and, in connection therewith, brokerage commissions of $[______] ([____]%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $[_____] and, in connection therewith, brokerage commissions of $[_____] ([___]%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $[________] and, in connection therewith, brokerage commissions of $[_____] ([___]%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $[_______] and, in connection therewith, brokerage commissions of $[_____] ([___]%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Wealth Preservation Strategy, $[_____] and, in connection therewith, brokerage commissions of $[_____] ([___]%) were allocated to persons or firms supplying research information.


     Aggregate securities transactions during the fiscal year ended August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $379,463,769 and, in connection therewith, brokerage commissions of $64,689 (.02%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $423,407,832 and, in connection therewith, brokerage commissions of $141,427 (.03%) were allocated to persons or firms supplying research information. Aggregate securities transactions during the period September 2, 2003 through August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $74,898,468 and, in connection therewith, brokerage commissions of $101,909 (.14%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $315,506,195 and, in connection therewith, brokerage commissions of $399,263 (.13%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $616,306,252 and, in connection therewith, brokerage commissions of $380,661 (.06%) were allocated to persons or firms supplying research information;; with respect to the AllianceBernstein Wealth Preservation Strategy, $397,247,687 and, in connection therewith, brokerage commissions of $82,325 (.02%) were allocated to persons or firms supplying research information.


     Aggregate securities transactions during the period May 1, 2003 through August 31, 2003 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $15,106,407 and, in connection therewith, brokerage commissions of $3,777 (.03%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $15,550,068 and, in connection therewith, brokerage commissions of $6,673 (.04%) were allocated to persons or firms supplying research information. Aggregate securities transactions during the fiscal year ended April 30, 2003 were as follows: with respect to the Alliance Bernstein Tax-Managed Wealth Preservation Strategy, $63,512,370 and, in connection therewith, brokerage commissions of $27,930 (72%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $121,099,724 and, in connection therewith, brokerage commissions of $52,213 (59%) were allocated to persons or firms supplying research information. The AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and the AllianceBernstein Wealth Preservation Strategy were not operational prior to September 2, 2003.


     For the fiscal year ended August 31, 2005, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $[_____] in brokerage commissions; the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $[_____] in brokerage commissions; the AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $[_____] in brokerage commissions; the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $[_____] in brokerage commissions; the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $[_____] in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $[_____] in brokerage commissions.


     For the fiscal year ended August 31, 2004, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $100,726 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $204,676 in brokerage commissions. For the period September 2, 2003 through August 31, 2004, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $106,648 in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $451,015 in brokerage commissions the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $450,273 in brokerage commissions; and the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $112,091 in brokerage commissions.

     For the period May 1, 2003 through August 31, 2003, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $7,376 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $13,011 in brokerage commissions. For the fiscal year ended April 30, 2003, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $70,367 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $175,432 in brokerage commissions. The AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and the AllianceBernstein Wealth Preservation Strategy were not operational prior to September 2, 2003.


     The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, Alliance may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to Alliance in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by Alliance as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. In connection with seeking best price and execution, the Strategies do not consider sales of shares of the Strategies or other investment companies managed by Alliance as a factor in the selection of broker-dealers to effect portfolio transactions.


     The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., SCB Ltd. or Advest, Inc., affiliates of Alliance. In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co., SCB Ltd. or Advest, Inc. is an affiliate of Alliance. With respect to orders placed with SCB & Co., SCB Ltd. or Advest, Inc. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


     The brokerage transactions engaged in by the Strategies with SCB & Co., SCB Ltd., Advest, Inc. and their affiliates during the fiscal year ended August 31, 2005, August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003 are set forth below. The AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were not operational prior to September 2, 2003.

                                                                                            % of
                                                                                     Strategy's Aggregate
                                                                                        Dollar Amount of
                                                                        % of        Brokerage Transactions
                                                                      Strategy's    Involving the Payment
                                                         Amount of     Aggregate    of Commissions Effected
                                                         Brokerage     Brokerage       Through Affiliated
 Period Ended                      Strategy             Commissions   Commissions           Brokers
 ------------                      --------             -----------   -----------           -------

August 31, 2005         AllianceBernstein Tax-Managed
                        Wealth Preservation Strategy
August 31, 2005         AllianceBernstein Tax-Managed
                        Balanced Wealth Strategy
August 31, 2005         AllianceBernstein Tax-Managed
                        Wealth Appreciation Strategy
August 31, 2005         AllianceBernstein Wealth
                        Preservation Strategy
August 31, 2005         AllianceBernstein Balanced
                        Wealth Strategy
August 31, 2005         AllianceBernstein Wealth
                        Appreciation  Strategy

August 31, 2004         AllianceBernstein Tax-Managed     $33,716        33.47%               32.36%
                        Wealth Preservation Strategy
August 31, 2004         AllianceBernstein Tax-Managed     $66,550        32.51%               30.91%
                        Balanced Wealth Strategy
August 31, 2004         AllianceBernstein Tax-Managed     $25,995        24.37%               21.14%
                        Wealth Appreciation Strategy
August 31, 2004         AllianceBernstein Wealth          $18,970        16.92%               15.44%
                        Preservation Strategy
August 31, 2004         AllianceBernstein Balanced        $95,143        21.13%               20.27%
                        Wealth Strategy
August 31, 2004         AllianceBernstein Wealth          $99,408        22.04%               20.36%
                        Appreciation  Strategy
August 31, 2003         AllianceBernstein Tax-Managed        $120         1.63%                 .19%
                        Wealth Preservation Strategy
August 31, 2003         AllianceBernstein Tax-Managed          $0            0%                   0%
                        Balanced Wealth Strategy
April 30, 2003          AllianceBernstein Tax-Managed      $2,795         3.97%                 .23%
                        Wealth Preservation Strategy
April 30, 2003          AllianceBernstein Tax-Managed      $9,486         5.61%                 .20%
                        Balanced Wealth Strategy

     The annual portfolio turnover rates for the fiscal year ended August 31, 2005, August 31, 2004, the period May 1, 2003 through August 31, 2003 and the fiscal year ended April 30, 2003 for the AllianceBernstein Tax-Managed Wealth Preservation Strategy were [________________]%, 173%, 37% and 94%; and for the AllianceBernstein Tax-Managed Balanced Wealth Strategy were [________________]%, 129%, 20% and 78%.


     The annual portfolio turnover rates for the fiscal year ended August 31, 2005 and the period September 2, 2003 through August 31, 2004 for the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were [_____]%, and 21%, for the AllianceBernstein Wealth Preservation Strategy were [___]% and 126%, for the AllianceBernstein Balanced Wealth Strategy were [___]% and 59%; and for the AllianceBernstein Wealth Appreciation Strategy
[________________]%, and 28%, respectively. The AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were not operational prior to September 2, 2003.


Disclosure of Portfolio Holdings
--------------------------------


     The Strategies believe that the ideas of Alliance's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.


     Alliance has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.


     The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required be federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Strategies' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Strategy, the market value of the applicable Strategy's holdings and the percentage of the applicable Strategy's assets represented by the applicable Strategy's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.


     Alliance may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Strategies. In addition, Alliance may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. Alliance does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.


     Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


     Alliance has established procedures to ensure that the Strategies' portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the applicable Strategy's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Strategies' portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) ISS for proxy voting services; and (v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time la. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

     In addition to the payments to Alliance under the Investment Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of Alliance or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements
-------------------------

     Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each class of each Strategy pays AllianceBernstein Investment Research and Management, Inc. ("ABIRM" or the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that Alliance may use its own resources, which may include management fees received by Alliance from the Trust or other investment companies which it manages and Alliance's past profits, to finance the distribution of the Strategies' shares.

     In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     Each Plan may be terminated with respect to the class of shares of any Strategy to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Strategy to which the Plan relates requires approval by the affected class of shareholders of that Strategy. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Strategy's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Plans may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

     The Plans will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The most recent continuance of the Plans for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 15, 2005.


     For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____] and $[_____] with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____], $[_____], $[_____] and $[_____] with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $125,404 and $215,775 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $47,404, $88,663, $255,687 and $134,703 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $37,578 and $45,862 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $97,032 and $139,147 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.


     For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____] and $[_____] with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____], $[_____], $[_____] and $[_____] with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $471,073 and $426,943 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $74,206, $172,748, $576,164 and $345,692 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $164,296 and $109,978 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax- Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $430,079 and $367,614 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.


     For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____] and $[_____] with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[_____], $[_____], $[_____] and $[_____] with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $147,305 and $161,014 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $78,421, $182,219, $437,261 and $265,766 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $29,820 and $20,392 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $75,070 and $71,571 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.


     For services rendered by the Principal Underwriter in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $[___], $[___], $[___], $[___], $[___], and
$[___], with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by the Principal Underwriter in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $0, $0, $0, $29, $25 and $25 with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period February 17, 2004 through August 31, 2004.

     The Strategies have not adopted any Plan with respect to Advisor Class shares.

     The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R, Advisor Class, Class K and Class I shares were as follows for the fiscal year or period ended August 31, 2005.

           ALLIANCE BERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                                                                      Advisor
                             Class A       Class B        Class C     Class
    Category of Expense      Shares        Shares         Shares      Shares
--------------------------------------------------------------------------------

Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                                                                      Advisor
                             Class A       Class B        Class C     Class
    Category of Expense      Shares        Shares         Shares      Shares
--------------------------------------------------------------------------------

Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                                                                      Advisor
                             Class A       Class B        Class C     Class
    Category of Expense      Shares        Shares         Shares      Shares
--------------------------------------------------------------------------------

Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                                                                      Advisor
                             Class A       Class B        Class C     Class
    Category of Expense      Shares        Shares         Shares      Shares
--------------------------------------------------------------------------------

Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                             Class K       Class I
    Category of Expense      Shares        Shares
--------------------------------------------------

Advertising/Marketing

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to
Underwriters

Compensation to
Dealers

Compensation to Sales
Personnel

Interest, Carrying or
Other Financing
Charges

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort,
travel-related
expenses incurred
by the marketing
personnel, conducting
seminars and printing
sales literature)

Total


                        ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                           Amount of Expense and Allocated Cost
                         For the Fiscal Year Ended August 31, 2005
                                                                                  Advisor
                             Class A       Class B        Class C     Class R     Class
    Category of Expense      Shares        Shares         Shares      Shares      Shares
--------------------------------------------------------------------------------------------
Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]  $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]  $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]  $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]  $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]  $[_______]


                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                             Class K       Class I
    Category of Expense      Shares        Shares
--------------------------------------------------

Advertising/Marketing

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to
Underwriters

Compensation to
Dealers

Compensation to Sales
Personnel

Interest, Carrying or
Other Financing
Charges

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort,
travel-related
expenses incurred
by the marketing
personnel, conducting
seminars and printing
sales literature)

Total


                      ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                           Amount of Expense and Allocated Cost
                         For the Fiscal Year Ended August 31, 2005
                                                                                  Advisor
                             Class A       Class B        Class C     Class R     Class
    Category of Expense      Shares        Shares         Shares      Shares      Shares
--------------------------------------------------------------------------------------------
Advertising/Marketing        $[________]   $[________]   $[_______]   $[_______]  $[_______]

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to
Underwriters                 $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to Dealers      $[________]   $[________]   $[_______]   $[_______]  $[_______]

Compensation to Sales
Personnel                    $[________]   $[________]   $[_______]   $[_______]  $[_______]

Interest, Carrying or
Other Financing Charges      $[________]   $[________]   $[_______]   $[_______]  $[_______]

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)            $[________]   $[________]   $[_______]   $[_______]  $[_______]

Total                        $[________]   $[________]   $[_______]   $[_______]  $[_______]


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2005

                             Class K       Class I
    Category of Expense      Shares        Shares
--------------------------------------------------

Advertising/Marketing

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to
Underwriters

Compensation to
Dealers

Compensation to Sales
Personnel

Interest, Carrying or
Other Financing
Charges

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort,
travel-related
expenses incurred
by the marketing
personnel, conducting
seminars and printing
sales literature)

Total

Custodial Arrangements
----------------------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

Transfer Agency Arrangements
----------------------------

     Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of Alliance located principally at 500 Plaza Drive, Secaucus, New Jersey 07094, and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230 receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Class R shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Class R shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges ("CDSCs"). For the fiscal year or period ended August 31, 2005, the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy paid AGIS $[_________], $[_________] $[_________], $[_________], $[_________] and $[_________],
respectively, in transfer agency fees.

     AGIS acts as the transfer agent for the Strategies. AGIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

     Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies."

General
-------

     Shares of the Strategies are offered on a continuous basis at a price equal to their net asset value, plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All of the classes of shares of each Strategy, except the Advisor Class shares and Class I shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

     Investors may purchase shares of the Strategies through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

     In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Trustees of The AllianceBernstein Portfolios have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of the Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its net asset value at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its net asset value. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

     Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

     POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

     LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

     Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Strategies is their net asset value, plus, in the case of Class A shares, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

     The respective net asset values of the various classes of shares of a Strategy are expected to be substantially the same. However, the net asset values of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the net asset value of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time on a Strategy business day are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the shareholder, and to avoid unnecessary expense to the Strategy, certificates representing shares of the Strategy are not issued except upon written request to the Strategy by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Strategy.

     Alliance may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Strategies. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Strategy. The Principal Underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of the Strategies, as described above. In addition to this discount or commission, the Principal Underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Strategies. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

     Each class of shares of a Strategy represents an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that (i) Class A shares of each Strategy bear the expense of the initial sales charge (or CDSC when applicable) and Class B and Class C shares of each Strategy bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Strategy, and Advisor Class shares and Class I shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares, Class R shares, Advisor Class shares, Class K shares and Class I shares of each Strategy, (iv) Class B and Advisor Class shares of each Strategy are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R shares and Class K shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Strategy because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class.

     The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

     CLASSES A, B AND C SHARES. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 of Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the fiscal years ended August 31, 2005 and August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy were $[_________], $447,236, $32,844 and $97,893, respectively. Of those amounts, the
Principal Underwriter retained $[_________], $39,024, $1,364 and $2,727, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2005 and August 31, 2004, the period May 1, 2003 through August 31, 2003 and its fiscal year ended April 30, 2003, the Principal Underwriter received CDSCs of $[_________], $1,738, $1,304 and $2,818, respectively, on Class A shares, $[_________], $115,852, $29,469 and $126,119, respectively, on Class B shares and $[_________], $3,278, $487 and $497, respectively, on Class C shares.


     During the fiscal years ended August 31, 2005 and August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy were $[_________], $1,304,783, $14,401 and $51,637, respectively. Of those amounts, the Principal Underwriter retained $[_________], $98,586, $536 and $1,109, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2005 and August 31, 2004, the period May 1, 2003 through August 31, 2003 and its fiscal year ended April 30, 2003, the Principal Underwriter received CDSCs of $[_________], $6,662, $353 and $2,500, respectively, on Class A shares, $[_________], $53,538, $8,873 and $76,532, respectively, on Class B shares, and $[_________], $11,017, $89 and $488, respectively, on Class C shares.


     During the fiscal year ended August 31, 2005, and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were $[_________] and $518,146. Of that amount, the Principal Underwriter retained $[_________] and $38,125, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers. During the fiscal year ended August 31, 2005, and the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $[_________] and $0, respectively, on Class A shares, $[_________] and $9,705, respectively, on Class B shares, and $[_________] and $3,868, respectively, on Class C shares.


     During the fiscal year ended August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Preservation Strategy were $[_________] and $1,194,226. Of that amount, the Principal Underwriter retained $[_________] and $80,119, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal year ended August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $[_________] and $124, respectively, on Class A shares, $[_________] and $43,517, respectively, on Class B shares, and $[_________] and $7,975, respectively, on Class C shares.


     During the fiscal year ended August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Balanced Wealth Strategy were $[_________] and $3,891,938. Of that amount, the Principal Underwriter retained $[_________] and $273,845, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal year ended August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $[_________] and $300, respectively, on Class A shares, $[_________] and $91,965, respectively, on Class B shares, and $[_________] and $27,129, respectively, on Class C shares.


     During the fiscal year ended August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Appreciation Strategy were $[_________] and $2,054,764. Of that amount, the Principal Underwriter retained $[_________] and $137,447, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal year ended August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $[_________] $4, respectively, on Class A shares, $[_________] and $41,253, respectively, on Class B shares, and $[_________] and $12,079, respectively, on Class C shares.

     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                                                                  Discount or
                                                                 Commission to
                                                                 to Dealers or
                                                As % of the     Agents of up to
                               As % of Net         Public        % of Offering
    Amount of Purchase       Amount Invested   Offering Price        Price
--------------------------------------------------------------------------------

Up to $100,000                    4.44%            4.25%             4.00%

$100,000 up to $250,000           3.36%            3.25%             3.00%

$250,000 up to $500,000           2.30%            2.25%             2.00%

$500,000 up to $1,000,000*        1.78%            1.75%             1.50%

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature". The Strategies receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at Net Asset Value. Each Strategy may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Management Division;


          (ii) present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, the Principal Underwriter, AGIS and their affiliates or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

     CLASS B SHARES. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

     CONVERSION FEATURE. Class B shares will automatically convert to Class A shares on the tenth Strategy business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and, following conversion, such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares. See "Shareholder Services - Exchange Privilege."

     For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

     CLASS C SHARES. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

         Years Since             Contingent Deferred Sales Charge for the
     Subject to Purchase   Strategies as a % of Dollar Amount Subject to Charge
--------------------------------------------------------------------------------
           First                                   4.00%
           Second                                  3.00%
           Third                                   2.00%
           Fourth                                  1.00%
           Fifth                                   None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption consists first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

     CLASS R SHARES. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A Shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

     CLASS K SHARES. Class K shares are available at net asset value to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a 0.25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

     CLASS I SHARES. Class I shares are available at net asset value to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

     ADVISOR CLASS SHARES. Advisor Class shares of a Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "- Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class B shares, Class C shares, Class R shares or Class K shares.

     CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES. Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans, and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     CLASS A SHARES. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determing whether a simple IRA plan has at least $250,000 in plan assets, all SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million or, for Strategies that don't offer Class R shares, to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

     CLASS B SHARES. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     CLASS C SHARES. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

     CLASS R SHARES. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

     CLASS K SHARES. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a 0.25% distribution fee.

     CLASS I SHARES. Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

     CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

     It is expected that Strategies offering Class R, Class K and Class I shares will eventually offer no other classes of shares to group retirement plans. Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K shares or Class I shares, if eligible, rather than Class A shares.

     In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

     Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

     As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

     COMBINED PURCHASE PRIVILEGE. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
   -AllianceBernstein Small Cap Growth Portfolio AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i)  the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous day) of
          (a) all shares of a Strategy held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

     LETTER OF INTENT. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Strategy, the investor and the investor's spouse each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     REINSTATEMENT PRIVILEGE. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Strategy at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.

     DIVIDEND REINVESTMENT PROGRAM. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     DIVIDEND DIRECTION PLAN. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     GENERAL. Any shareholder who owns or purchases shares of a Strategy having a current net asset value of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

     Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Subscription Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

     Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

     Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

     Please read the Prospectuses carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Arrangements" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in the Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     American Express Financial Advisors
     AXA Advisors
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     IFMG Securities
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     NPH Holdings
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     SunTrust Bank
     UBS Financial
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo

     Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Strategies' Prospectuses under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

     Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

     Payment of the redemption price will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

     To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Strategy shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     TELEPHONE REDEMPTION BY CHECK. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     TELEPHONE REDEMPTIONS - GENERAL. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, Alliance, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Strategies may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a financial intermediary. Neither the Strategies nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to the Class A shares, Class B shares and Class C shares). Normally, if shares of the Strategies are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Strategies as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General
-------

     The Strategies reserve the right to close small accounts. The relevant shareholder will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Strategies recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

     If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

     You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of Alliance, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of any AllianceBernstein Mutual Fund for Advisor Class shares of any other AllianceBernstein Mutual Fund, including the Strategies. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Strategy business day in order to receive that day's net asset value.

     Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Strategy shareholder, and the shareholder's financial intermediary as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Strategy business day.

     None of the AllianceBernstein Mutual Funds, Alliance, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

     The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is charged with the responsibility to implement Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.

     The net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's net asset value is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to Alliance certain of the Board's duties with respect to the Pricing Policies. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Strategy securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

     Listed put or call options purchased by a Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

     All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Strategy or the Board of Trustees.

     The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trustees of the AllianceBernstein Portfolios. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to their oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

     The Board of Trustees may suspend the determination of a Strategy's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining each Strategy's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares will be invested together in a single portfolio for each Strategy. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

     SCOPE OF DISCUSSION. The following discussion addresses certain U.S. federal income tax issues concerning the Strategies and the purchase, ownership, and disposition of Strategy shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

     TAXATION OF EACH STRATEGY. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

     In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

     (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement. For purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


     If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     In addition, if a Strategy fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Strategy is permitted so to elect and so elects), plus any retained amount from the prior year, the Strategy will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Strategy in January of a year generally is deemed to have been paid by the Strategy on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Strategies intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     STRATEGY DISTRIBUTIONS. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income (see "Exempt-Interest Dividends" below for special rules applying to certain distributions made by the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

     Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Strategy shareholder to be qualified dividend income, the Strategy must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Strategy's shares. A dividend will not be treated as qualified dividend income (at either the Strategy or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year. The dividend is paid on the immediately preceding taxable year.

     In general, distributions of investment income designated by a Strategy as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Strategy's shares. In any event, if the qualified dividends received by a Strategy during any taxable year are 95% or more of its gross income, then 100% of the Strategy's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Although each Strategy may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Strategies emphasizing equity investments - for example, the AllianceBernstein Wealth Appreciation Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Strategy's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Strategies are likely to be designated as qualified dividend income.

     Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

     EXEMPT-INTEREST DIVIDENDS. Distributions that the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy may be limited in their respective abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

     Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long- term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     DIVIDENDS RECEIVED DEDUCTION. Corporate U.S. shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

     Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

     RETURN OF CAPITAL DISTRIBUTIONS. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

     Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's net asset value also reflects unrealized losses.

     REDEMPTIONS, SALES, AND EXCHANGES OF SHARES. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

     Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

     FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Strategy may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return. As mentioned above, dividends paid by PFICs are not eligible to be treated as "qualified dividend income."

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of and investment on their particular tax situation.

     UNRELATED BUSINESS TAXABLE INCOME. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

     NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Strategy, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Strategy. If a Strategy invests in a regulated investment company that pays such distributions to the Strategy, such distributions will retain their character as not subject to withholding when paid by the Strategy to its foreign shareholders. This provision will first apply to the Strategies (1) with respect to their direct portfolio investments in their taxable years beginning September 1, 2005 and, (2) with respect to the Strategies' investments in other regulated investment companies, with respect to distributions from such regulated investment companies in the taxable years of such regulated investment companies beginning after December 31, 2004 that are received by a Strategy in its taxable year beginning on September 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from a Strategy that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. A Strategy that invests in a regulated investment company will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Strategies beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

     BACKUP WITHHOLDING. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     TAX SHELTER REGULATIONS. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the I.R.S. a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Strategies, the other portfolio of the Trust is the AllianceBernstein Growth Fund. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios on March 31, 2003.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of any Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

     The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Strategy. The underlying assets of each Strategy and each class of shares thereof are segregated and are charged with the expenses with respect to that Strategy and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then-current net asset value of the Strategy represented by the redeemed shares less any applicable CDSC. Each Strategy is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategies, and additional classes of shares within each Strategy. If an additional portfolio or class were established in either Strategy, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B, Class C, Class R, Class K and Class I shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R, Class K and Class I shares of the Strategies bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of each Strategy votes separately with respect to the Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Strategy, are entitled to receive the net assets of the Strategy.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

     The Strategies, Alliance and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted Alliance's proxy voting policies and procedures. Alliance's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Capitalization
--------------

     The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Strategies, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Strategies. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issues will be fully paid and non-assessable.

     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Balanced Wealth Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares,
[____________________] Class R shares, [_____________________] Advisor Class shares, [___________________] Class K shares, and [_____________________] Class
I shares.


     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Wealth Appreciation Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares,
[____________________] Class R shares, [____________________] Advisor Class shares, [____________________] Class K shares, and [____________________] Class
I shares.


     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Wealth Preservation Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares,
[____________________] Class R shares, [_____________________] Advisor Class shares, [____________________] Class K shares, and [_____________________] Class
I shares.


     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Tax-Managed Balanced Wealth Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares and [____________________] Advisor Class shares.


     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares and [____________________] Advisor Class shares.


     At the close of business on December [_____], 2005, there were [____________________] shares of common stock of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, including [____________________] Class A shares, [____________________] Class B shares, [____________________] Class C shares and [____________________] Advisor Class shares.

     Persons who owned of record or beneficially more than 25% of any class of a Strategy's outstanding shares are deemed to "control" such class.

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6486

Trust for Profit Sharing Plan
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

PIMS/Prudential Retirement
As Nominee for the TTEE/Cust
Pl 007
Alliance Capital Management
300 International Parkway,
Suite 270
Heathrow, FL 32748-5028

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529

CLASS K SHARES
--------------

CLASS I SHARES
--------------


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

PIMS/Prudential Retirement
As Nominee for the TTEE/Cust
Pl 007
Alliance Capital Management
300 International Parkway,
Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6486

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529

CLASS K SHARES
--------------

CLASS I SHARES
--------------


                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC

Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin,
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza Second Floor
New Jersey City, NJ  07311

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Alliance Capital Management L.P.
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

PIMS/Prudential Retirement
As Nominee for the TTEE/Cust
Pl 007
Alliance Capital Management
300 International Parkway,
Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.
Attn: Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian
FBO Shelor Motor Mile
P.O. Box 48529
Atlanta, GA 30362-1529

CLASS K SHARES
--------------

CLASS I SHARES
--------------


             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

ADVISOR CLASS                               NO. OF SHARES              % OF
-------------                               -------------              ----

Wells Fargo Investments LLC
608 2nd Avenue S Fl 8
Minneapolis, MN 55402-1916

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486


           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc Inc.
FBO Manors Real Estate
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the Sole Benefit of its
Customers
Attn: Fund Admin,
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza
Second Floor
New Jersey City, NJ 07311

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

ADVISOR CLASS                               NO. OF SHARES              % OF
-------------                               -------------              ----

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Flr
Jacksonville, FL 32246-6486

Pershing LLC
PO Box 2052
Jersey City, NJ  07303-2052

Bonnie E. Orlowski &
Frank P. Orlowski
1623 Third Avenue #28F
New York, NY 10128-3663


           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December __, 2005

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin,
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin,
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S
For the sole benefit of its
Customers
Attn: Fund Admin,
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Flr
Jacksonville, FL 32246-6486

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, NY  11201-3870

Mary Ellen Halpin IOD
Christopher Halpin
Subject to STA TDO Rules
199 Kings Highway
Hackettstown, NJ 11201-3870

Voting Rights
-------------

     As summarized in the Prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Strategy and on other matters submitted to the vote of shareholders.

     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Strategy will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Strategies' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

     The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Principal Underwriter
---------------------


     ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and the Principal Underwriter, the Trust has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

     The financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy for the fiscal year ended August 31, 2005, and the financial statements of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy for the fiscal year ended August 31, 2005, which are incorporated herein by reference to the Strategies' Annual Reports for the fiscal year ended August 31, 2005, have been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year or period, as stated in its report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Additional Information
----------------------

     This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The Report of Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy included in such Strategies' Annual Report for the fiscal year ended August 31, 2005(the "Tax-Managed Annual Report") are incorporated herein by reference to the Tax-Managed Annual Report.


     The Report of Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy included in such Strategies' Annual Report for the fiscal year ended August 31, 2005 (the "Non-Tax-Managed Annual Report") are incorporated herein by reference to the Non-Tax-Managed Annual Report.

     Copies of the Tax-Managed Annual Report and the Non-Tax-Managed Annual Report are available without charge upon request by calling AGIS at (800) 227-4618.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

     Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

     A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

     Descriptions of the bond ratings of Standard & Poor's are as follows:

     AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

     C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

     D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                   ----------

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                 VOTING PROXIES

Introduction
------------

     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

     This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     Appointment of Independent Registered Public Accounting Firm: Alliance Capital believes that the company remains in the best position to choose the independent registered public accounting firm and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent registered public accounting firm performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of an independent registered public accounting firm if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the independent registered public accounting firm.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

     Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

     Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

     Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

     Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING COMMITTEES

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

     You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.



                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits:

          (a)  Declaration of Trust.

               (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

               (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
                    1998).

               (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
                    1998).

               (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).

          (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28,
                    1997).

               (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

               (3) Amendment to By-Laws dated July 14, 2004 (previously filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on September 1, 2004).

          (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

          (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 58 to the Registrant's Registration Statement on November 1, 2004).

          (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

               (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26,
                    2003).

               (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (previously filed with Post-Effective Amendment No. 59 of the Registrant's Registration Statement on December 30,
                    2004).

               (4) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and dealers offering shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

               (5) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

          (f)  Not applicable.

          (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

          (h) (1) Transfer Agent Agreement between the Registrant and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30, 1995).

               (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31,
                    1997).

               (3) Expense Limitation Undertaking by Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on October 29, 1999).

               (4) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

               (5) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

               (6) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30,
                    2004).

          (i) Opinion and Consent of Seward & Kissel LLP - to be filed by amendment.


          (j) Consent of Independent Registered Public Accounting Firm - to be filed by amendment.

          (k)  Not applicable.

          (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (m) (1) Amended and Restated Distribution and Servicing Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

               (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

               (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

               (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

               (5) Form of Distribution and Servicing Plan for Class K Shares (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30,
                    2004).

          (n) (1) Amended and Restated Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

               (2) Form of Amended and Restated 18f-3 Plan (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

          (o)  Not applicable

          (p) (1) Code of Ethics of the Registrant (previously filed with Post-Effective Amendment No. 42 to the Registrant's Registration Statement on August 31, 2001).

               (2) Code of Ethics of Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28,
                    2005).

               (3) Code of Ethics of AllianceBernstein Investment Research and Management, Inc. (see Exhibit 23(p)(2)).

Other Exhibits: Powers of Attorney for: Ruth Block, John H. Dobkin, David H.
                Dievler, Michael J. Downey, William H. Foulk, Jr., and Marc O. Mayer . (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28,
                2005).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

               Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

                    "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability
          ------------------------

          Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                 Indemnification

          "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either
          (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

          Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

               The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. ("ABIRM") provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABIRM against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

               The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and ABIRM.

               The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

               Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) ABIRM, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABIRM also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio1
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios

----------
1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND                 POSITIONS AND
                             OFFICES WITH                  OFFICES WITH
NAME                         UNDERWRITER                   REGISTRANT
----                         -----------                   ----------

Directors
Marc O. Mayer                Chairman of the Board         President and
                             and Director                  Chief Executive
                                                           Officer

Mark R. Manley               Director                      Clerk

Officers
Marc O. Mayer                Chairman of the Board         President and
                                                           Chief Executive
                                                           Officer

Ranjani Nagaswami            Vice Chairman

Frederic L. Bloch            Executive Vice President

Richard A. Davies            Executive Vice President and
                             Managing Director

Kurt H. Schoknecht           Executive Vice President

Frank Speno                  Executive Vice President

Andrew L. Gangolf            Senior Vice President and     Assistant Clerk
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President and
                             Assistant General Counsel

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Colin C. Aymond              Senior Vice President

Adam J. Beaudry              Senior Vice President

Matthew F. Beaudry           Senior Vice President

Amy I. Belew                 Senior Vice President

Susan H. Burton              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Robert J. Cruz               Senior Vice President

Jennifer M. DeLong           Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Eric W. Frasier              Senior Vice President

Donald N. Fritts             Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Scott Hutton                 Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

Victor Kopelakis             Senior Vice President

Henry Michael Lesmeister     Senior Vice President

Eric L. Levinson             Senior Vice President

James F. Lyons               Senior Vice President

Matthew P. Mintzer           Senior Vice President

Thomas F. Monnerat           Senior Vice President

Joanna D. Murray             Senior Vice President

Jeffrey A. Nye               Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Connor             Senior Vice President

Danielle Pagano              Senior Vice President

Catherine N. Peterson        Senior Vice President

Mark A. Pletts               Senior Vice President

Robert E. Powers             Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Eileen B. Sebold             Senior Vice President

Gregory K. Shannahan         Senior Vice President

Richard J. Sidell            Senior Vice President

Andrew D. Strauss            Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Scott Whitehouse             Senior Vice President

Mark D. Gersten              Vice President and            Treasurer and
                             Treasurer                     Chief Financial
                                                           Officer

Patrick E. Ryan              Vice President and
                             Chief Financial Officer

Jane E. Ackerman             Vice President

Margaret M. Bagley           Vice President

Mark H.W. Baltimore          Vice President

Kenneth F. Barkoff           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

David A. Bedrick             Vice President

Andrew Berger                Vice President

Gregory P. Best              Vice President

Robert G. Bjorge             Vice President

Michael J. Bodnar            Vice President

Richard A. Brink             Vice President

Alan T. Brum                 Vice President

Brian Buehring               Vice President

Thomas E. Callahan           Vice President

Kevin T. Cannon              Vice President

Alice L. Chan                Vice President

Kyle E. Clapp                Vice President

Michael F. Connell           Vice President

Joseph D. Connell, Jr.       Vice President

Kenneth J. Connors           Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

Brett E. Dearing             Vice President

Stephen J. Dedyo             Vice President

Darren K. DeSimone           Vice President

Carmela Di Meo               Vice President

Janet B. DiBrita             Vice President

Ronald G. Dietrich           Vice President

Joseph T. Dominguez          Vice President

Paul D. Eck                  Vice President

Bernard J. Eng               Vice President

Joao P. Flor                 Vice President

Daniel P. Gangemi            Vice President

Mark A. Gessner              Vice President

Thomas R. Graffeo            Vice President

Matthew M. Green             Vice President

John G. Hansen               Vice President

Michael S. Hart              Vice President

George R. Hrabovsky          Vice President

David A. Hunt                Vice President

Dinah J. Huntoon             Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Kumar Jagdeo II              Vice President

Danielle M. Klaskow          Vice President

Joseph B. Kolman             Vice President

Gary M. Lang                 Vice President

Christopher J. Larkin        Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

Armando C. Llanes            Vice President

James P. Luisi               Vice President

Craig S. McKenna             Vice President

Todd M. Mann                 Vice President

Silvia Manz                  Vice President

Kathryn Austin Masters       Vice President

Paul S. Moyer                Vice President

John F. Multhauf             Vice President

Jamie A. Nieradka            Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

David D. Paich               Vice President

Todd P. Patton               Vice President

Leo J. Peters IV             Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Michelle T. Rawlick          Vice President

James A. Rie                 Vice President

Heidi A. Richardson          Vice President

Joseph P. Rodriguez          Vice President

Miguel A. Rozensztroch       Vice President

Thomas E. Sawyer             Vice President

Matthew J. Scarlata          Vice President

Stuart L. Shaw               Vice President

Daniel S. Shikes             Vice President

Karen Sirett                 Vice President

Rayandra E. Slonina          Vice President

Elizabeth M. Smith           Vice President

Ben H. Stairs                Vice President

Eileen Stauber               Vice President

Michael B. Thayer            Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

James R. Van Deventer        Vice President

Elsia M. Vasquez             Vice President

Marie R. Vogel               Vice President                Assistant Clerk

Wayne W. Wagner              Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Peter H. Whitlock            Vice President

Kevin M. Winters             Vice President

Jennifer M. Yi               Vice President

Moshe Aronov                 Assistant Vice
                             President

Jire J. Baran                Assistant Vice
                             President

Gian D. Bernardi             Assistant Vice
                             President

Susan J. Bieber              Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Daniel W. Carey              Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

David Chung                  Assistant Vice
                             President

Robyn L. Cohen               Assistant Vice
                             President

Michael C. Conrath           Assistant Vice
                             President

Robert A. Craft              Assistant Vice
                             President

Marc DiFilippo               Assistant Vice
                             President

Raymond L. DeGrazia          Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Daniel Ennis                 Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Robert A. Fiorentino         Assistant Vice
                             President

Lydia A. Fisher              Assistant Vice
                             President

Michael F. Greco             Assistant Vice
                             President

Kelly P. Guter               Assistant Vice
                             President

Terry L. Harris              Assistant Vice
                             President

Junko Hisamatsu              Assistant Vice
                             President

Luis Martin Hoyos            Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Dwayne A. Javier             Assistant Vice
                             President

Joseph D. Kearney            Assistant Vice
                             President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Jung M. Kim                  Assistant Vice
                             President

Junko Kimura                 Assistant Vice
                             President

Ted R. Kosinski              Assistant Vice
                             President

Stephen J. Laffey            Assistant Vice                Assistant Clerk
                             President and Counsel

Evamarie C. Lombardo         Assistant Vice
                             President

Andrew J. Magnus             Assistant Vice
                             President

Mathew J. Malvey             Assistant Vice
                             President

Osama Mari                   Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Christine M. McQuinlan       Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Christina A. Morse           Assistant Vice                Assistant Clerk
                             President and Counsel

Troy E. Mosconi              Assistant Vice
                             President

Jennifer A. Mulhall          Assistant Vice
                             President

Joseph D. Ochoa              Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M. Perry-Hartsfield   Assistant Vice
                             President

Matthew V. Peterson          Assistant Vice
                             President

Mark A. Quarno               Assistant Vice
                             President

Juhi Rathee                  Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Randi E. Rothstein           Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Daniel A. Rudnitsky          Assistant Vice
                             President

Jennifer E. Scherz           Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nancy D. Testa               Assistant Vice
                             President

Jay D. Tini                  Assistant Vice
                             President

Kari-Anna Towle              Assistant Vice
                             President

Kayoko Umino                 Assistant Vice
                             President

Thomas M. Vitale             Assistant Vice
                             President

Benjamin S. Wilhite          Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Joanna Wong                  Assistant Vice
                             President

Eric J. Wright               Assistant Vice
                             President

Thomas M. Zottner            Assistant Vice
                             President

Mark R. Manley               Secretary                     Clerk

Colin T. Burke               Assistant Secretary

Adam R. Spilka               Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                              ********************

                                     NOTICE


     A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 31st day of October, 2005.

                                         THE ALLIANCEBERNSTEIN PORTFOLIOS

                                         By:      Marc O. Mayer*
                                                  --------------
                                                       Marc O. Mayer
                                                      President

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                      Title                      Date
       ---------                      -----                      ----

1) Principal Executive Officer

       Marc O. Mayer*                 President and        October 31, 2005
                                      Chief Executive
                                      Officer

2)     Principal Financial and
       Accounting Officer

       /s/    Mark D. Gersten         Treasurer and        October 31, 2005
              ---------------         Chief Financial
              Mark D. Gersten         Officer

3)     All of the Trustees

       Ruth Block*
       David H. Dievler*
       John H. Dobkin*
       Michael J. Downey*
       William H. Foulk, Jr.*
       Marc O. Mayer*

*By:   /s/    Andrew L. Gangolf                            October 31, 2005
       ------------------------
              Andrew L. Gangolf
              (Attorney-in-fact)




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